John Hancock Funds
                               Growth
                             and Income
                                Fund

                           ANNUAL REPORT

                          December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE
DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

John Hancock
Growth & Income Fund

Stock market advances smartly for second straight year;
large-cap stocks are leaders


Recently, the Fund's fiscal year end changed from August to December. What follows is a discussion of the Fund's performance for the 12 months ended December 31, 1996.

For the second straight year, the stock market advanced to new highs in 1996 and again gave shareholders returns well in excess of historical norms. The same favorable stock picking conditions that dominated 1995 continued in 1996 -- strong earnings growth and low interest rates, despite periodic rate increases when investors worried that a faster growing economy would spark inflation. But actual inflation stayed benign, emotions notwithstanding, and stock prices advanced almost all year. The biggest winners were the mid-to large-company growth stocks. Investors flocked to these more liquid and stable companies as mixed economic signals throughout the year led to uncertainty about where the economy was headed. For the year ending December 31, 1996, the Dow Jones Industrial Average returned 28.91%, including reinvested dividends, and the Standard & Poor's 500-Stock Index, a broader measure of the market, advanced 22.95%.

Because of its focus on mid- and large-company growth stocks, John Hancock Growth and Income Fund had a good year both absolutely and with respect to its peer group. The Fund's Class A and Class B shares posted total returns of 22.21% and 21.25% respectively, at net asset value. That compared favorably to the 20.78% return of the average growth and income fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

A 2 1/4" by 3 3/4" photo of Fund management team at bottom right.
Caption reads: Tim Keefe (standing) and Growth and Income Fund management team members Anurag Pandit (l) and Ben Hock (r)."

"The same
favorable
stock picking
conditions
that
dominated
1995
continued in
1996..."


Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Eastman Kodak 4.2%; 2) United Technologies 3.6%; 3) Eli Lilly 3.3%; 4) Phillip Morris 3.0%; 5)
Hibernia Corp. 3.0%. A footnote below states " As a percentage of net assets on December 31, 1996."

"...we
exchanged
some of our
aerospace/
defense
money
into select
technology
stocks..."

Winners and disappointments

Our largest holding, Eastman Kodak, was one of our strongest performers during the year. Its new products and strong overseas growth have contributed to its overall bottom line health. What's more, its share buyback program has enhanced its strong cash flow position, which for us is one of the most important indicators of a company's potential. We still believe Kodak's stock price does not reflect its true earnings potential.

Our overweighted positions in finance, healthcare and aerospace/defense also contributed strongly to the Fund's performance. Bank stocks, such as regional bank Hibernia, and savings and loans were boosted by strong earnings growth and continuing consolidation. Some of the S&L's that we own began the year with very low prices relative to their earnings potential -- a key characteristic we look for as value-oriented investors. Their prices then rose along with earnings and a favorable outlook for 1997. The larger money-center banks benefited from the relatively benign interest-rate environment, cost cutting and increasing worldwide market share. Our investments in three government-sponsored entities -- Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Student Loan Marketing Association -- also served us well. These issuers of asset- and mortgage-backed securities are all dominant players in their industry and have very predictable earnings streams. At the start of the year, fears of rising interest rates caused their stocks to sell at single-digit price-to-earnings (p/e) multiples, compared to the market's average multiple of 17 or 18. A p/e multiple is a measure of how much you're paying for earnings power. But as the year went on and rate fears dissipated, the stocks rallied as investors came to appreciate these companies' stable income stream. In the third quarter, interest rate scares and fears of rising consumer debt and delinquencies created the opportunity to add credit card companies First USA and Dean Witter Discover at very attractive prices.

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Eastman Kodak" followed by an up arrow and the phrase "New products, international growth, strong cash flow". The second listing is "H&R Block" followed by an up arrow and the phrase "Undervalued, high return business with good management". The third listing is "Gillette" followed by a flat arrow and the phrase "Solid fundamentals, but stock price fully valued". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."


The bulk of our health-care holdings were in drug companies such as Eli Lilly, one of our largest positions and stronger performers. The combination of predictable earnings and strong new product flows has helped the large drug companies continue to perform regardless of the economic environment. Aerospace and defense giants United Technologies -
- the Fund's second largest holding at year end -- and McDonnell Douglas are both benefiting from the revitalized airlines industry and a spate of new orders to replace a quarter of the domestic aircraft over the next three years. Suppliers of airplane parts, including Fund holdings General Electric, Allied Signal and Honeywell, are also reaping the rewards of this replacement cycle.

On the other hand, the Fund's light ownership in the energy sector prevented us from realizing the significant gains made by many energy stocks as oil and gas prices rose along with increased demand worldwide, cold weather and a shortage of supplies.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended December 31, 1996. " The chart is scaled in increments of 5% from top to bottom with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 22.21% total return for John Hancock Growth and Income Fund: Class A. The second represents the 21.25% total return for John Hancock Growth and Income Fund: Class B. The third represents the 20.78% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information.

Search for value leads to several shifts

We constantly look for companies that show strong prospects for growth and have attractive stock prices. As the year progressed, we shifted some of the Fund's money out of stocks or sectors of the market that we believed had become fully valued into more attractively priced ones whose fundamentals remain sound. Often, these opportunities arise after a particular stock or sector has had a meaningful correction, as we saw in the summer. At that time, we exchanged some of our aerospace/defense money for select technology stocks, including IBM, Lucent Technologies, an AT&T spin-off, and Solectron, a company that specializes in the outsourcing of manufacturing services to the rapidly growing electronics industries. These stocks took a drubbing along with most other technology stocks during a massive summer sell-off. Another shift occurred after we took profits in gaming and lodging stocks Bally and Marriott at a point when they appeared fully valued. In their place, we bought tax preparation company H&R Block. This high return business, run by committed, shareholder-focused management, saw its stock dragged down by its ownership of CompuServe, in which the market seems to be placing no value. But we don't agree, and after extensive analysis believe we've been able to buy H&R Block's strong tax preparer business for a very attractive price.

"We're taking
a cautious
approach to
1997..."

A look ahead

We're taking a cautious approach to 1997 and believe investors would be wise to temper their expectations as well. After back-to-back years of spectacular growth, it's hard to imagine a third year of such returns. If the economy continues its moderate growth course, the market can still move up. But we'd expect to see returns at or even below the historical 8-10% annual average, with more volatility as worries about the economy, interest rates and inflation persist. It's also getting harder to find stocks that aren't fully valued. But that's not to say they don't exist. In fact, we're optimistic about the future, particularly as value-oriented investors. We'll use any market swings to uncover discrepancies between a stock's price and its true value. As appropriate, we'll shift assets away from stocks or sectors that are selling at high p/e multiples into more inexpensive ones. We believe it's a good way to both lower the Fund's risk level and provide the best opportunity for growth.


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth and Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and August 22, 1991 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996
                                    ONE           FIVE        LIFE OF
                                    YEAR          YEARS        FUND
                                -----------    -----------  -----------
John Hancock Growth and Income
Fund: Class A                      16.08%        69.02%       213.50%
John Hancock Growth and Income
Fund: Class B                      16.25%        69.14%        88.24%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996
                                    ONE           FIVE        LIFE OF
                                    YEAR          YEARS        FUND
                                -----------    -----------  -----------
John Hancock Growth and Income
Fund: Class A                      16.08%        11.07%        12.10%
John Hancock Growth and Income
Fund: Class B                      16.25%        11.08%        12.53%(1)

Notes to Performance
(1) Class B shares started on August 22, 1991.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Growth and Income Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Growth and Income Fund
Class A shares

Line chart with the heading Growth and Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $41,396 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on December 31, 1986, before sales charge, and is equal to $32,986 as of December 31, 1996. The third line represents the Growth and Income Fund, after sales charge, and is equal to $31,350 as of December 31, 1996.



Growth and Income Fund
Class B shares

Line chart with the heading Growth and Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $21,620 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund, before sales charge, on August 22, 1991, and is equal to $18,924 as of December 31, 1996. The third line represents the value of the Growth and Income Fund, after sales charge, and is equal to $18,824 as of December 31, 1996.



FINANCIAL STATEMENTS

John Hancock Funds - Growth and Income Fund


Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $211,067,771)                                     $ 291,641,388
Convertible preferred stocks (cost -- $2,919,705)                            3,087,500
Joint repurchase agreement (cost -- $14,480,000)                            14,480,000
Corporate savings account                                                          823
                                                                         -------------
                                                                           309,209,711
Dividends and interest receivable                                              658,474
Receivable for shares sold                                                     110,286
Other assets                                                                    40,328
                                                                         -------------
Total Assets                                                               310,018,799
--------------------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                                 133,359
Payable to John Hancock Advisers, Inc. and affiliates -- Note B                264,187
Accounts payable and accrued expenses                                           68,234
                                                                         -------------
Total Liabilities                                                              465,780
--------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                            222,178,724
Accumulated net realized gain on investments                                 6,634,304
Net unrealized appreciation of investments                                  80,742,463
Distributions in excess of net investment income                                (2,472)
                                                                         -------------
Net Assets                                                               $ 309,553,019
======================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with $0.01 per share par value, respectively)
Class A -- $163,153,747/ 10,447,719                                       $      15.62
======================================================================================
Class B -- $146,399,272/ 9,346,021                                        $      15.66
======================================================================================
Maximum Offering Price Per Share*
Class A -- ($15.62 x 105.26%)                                             $      16.44
======================================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations
--------------------------------------------------------------------------------------
                                                                        PERIOD FROM
                                                                     SEPTEMBER 1, 1996
                                                      YEAR ENDED       TO DECEMBER 31,
                                                    AUGUST 31, 1996        1996(1)
                                                    ---------------  -----------------
Investment Income:
Dividends                                             $ 6,085,432       $ 1,916,974
Interest                                                  251,751           127,925
                                                      -----------       -----------
                                                        6,337,183         2,044,899
                                                      -----------       -----------
Expenses:
Investment management fee -- Note B                     1,616,654           616,603
Distribution/service fee -- Note B
Class A                                                   338,498           129,043
Class B                                                 1,213,464           470,391
Transfer agent fee -- Note B                              494,693           206,352
Registration and filing fees                               58,759            31,054
Printing                                                   54,299            20,187
Custodian fee                                              52,263            20,669
Auditing fee                                               36,248            26,000
Trustees' fees                                             29,072             3,473
Advisory board fee                                         21,633                --
Legal fees                                                  9,175             4,661
Miscellaneous                                               4,805             5,904
Financial services fee -- Note B                               --            27,211
                                                      -----------       -----------
Total Expenses                                          3,929,563         1,561,548
-----------------------------------------------------------------------------------
Net Investment Income                                   2,407,620           483,351
-----------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                  25,207,559        11,589,657
Change in net unrealized appreciation/depreciation
of investments                                          7,739,354        26,075,239
                                                      -----------       -----------
Net Realized and Unrealized Gain on Investments        32,946,913        37,664,896
-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                       $35,354,533       $38,148,247
===================================================================================

(1) Effective December 31, 1996, the fiscal period changed from August 31 to December 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                       YEAR ENDED AUGUST 31,     SEPTEMBER 1,1996
                                                                                   ----------------------------- TO DECEMBER 31,
                                                                                        1995             1996         1996(1)
                                                                                   -------------   -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                              $   3,388,316   $   2,407,620   $     483,351
Net realized gain on investments sold                                                  6,147,562      25,207,559      11,589,657
Change in net unrealized appreciation/depreciation of investments                     30,850,499       7,739,354      26,075,239
                                                                                   -------------   -------------   -------------
Net Increase in Net Assets Resulting from Operations                                  40,386,377      35,354,533      38,148,247
                                                                                   -------------   -------------   -------------
Distributions to Shareholders:
Dividends from net investment income:
     Class A -- ($0.2026, $0.1939 and $0.0752 per share, respectively)               (2,080,993)     (1,792,414)       (697,553)
     Class B -- ($0.1178, $0.0916 and $0.0151 per share, respectively)               (1,113,907)       (780,162)       (126,946)
Distributions from net realized gain on investments sold:
Class A -- (none, $0.1450 and $1.5747 per share, respectively)                                --      (1,309,129)    (14,744,885)
Class B -- (none, $0.1450 and $1.5747 per share, respectively)                                --      (1,230,621)    (13,438,564)

                                                                                   -------------   -------------   -------------
Total Distributions to Shareholders                                                   (3,194,900)     (5,112,326)    (29,007,948)
                                                                                   -------------   -------------   -------------
From Fund Share Transactions -- Net*                                                 (27,471,362)     (9,818,420)     35,083,465
                                                                                   -------------   -------------   -------------
Net Assets:
Beginning of period                                                                  235,185,353     244,905,468     265,329,255
                                                                                   -------------   -------------   -------------
End of period (including
undistributed net investment
income of $503,632, $338,676
and distributions in excess
of net investment income
$2,472, respectively)                                                              $ 244,905,468   $ 265,329,255   $ 309,553,019
                                                                                   =============   =============   =============

* Analysis of Fund Share Transactions:

                                                                                                               PERIOD FROM
                                                         YEAR ENDED AUGUST 31,                              SEPTEMBER 1,1996
                                      ----------------------------------------------------------             TO DECEMBER 31,
                                                 1995                           1996                             1996(1)
                                      ---------------------------     --------------------------       ------------------------
                                        SHARES           AMOUNT         SHARES          AMOUNT           SHARES         AMOUNT
                                      ---------       -----------     ---------      -----------       ---------     -----------
CLASS A
Shares sold                           1,688,091       $19,652,565     1,760,701      $25,784,827       2,100,056     $34,769,586
Shares issued to shareholders
in reinvestment of distributions        149,026         1,724,908       184,594        2,627,197         864,570      13,618,418
                                      ---------       -----------     ---------      -----------       ---------     -----------
                                      1,837,117        21,377,473     1,945,295       28,412,024       2,964,626      48,388,004
Less shares repurchased              (2,719,043)      (31,913,858)   (2,414,054)     (34,877,792)     (1,774,320)    (29,444,447)
                                      ---------       -----------     ---------      -----------       ---------     -----------
Net increase (decrease)                (881,926)     ($10,536,385)     (468,759)    ($ 6,465,768)      1,190,306     $18,943,557
                                      =========       ===========     =========      ===========       =========     ===========
CLASS B
Shares sold                           1,972,798       $23,053,675     2,595,953      $37,809,526         901,707      14,803,231
Shares issued to shareholders
in reinvestment of distributions         80,431           936,397       123,908        1,753,023         767,775      12,131,262
                                      ---------       -----------     ---------      -----------       ---------     -----------
                                      2,053,229        23,990,072     2,719,861       39,562,549       1,669,482      26,934,493
Less shares repurchased              (3,464,943)      (40,925,049)   (2,944,133)     (42,915,201)       (653,345)    (10,794,585)
                                      ---------       -----------     ---------      -----------       ---------     -----------
Net increase (decrease)              (1,411,714)     ($16,934,977)     (224,272)    ($ 3,352,652)      1,016,137     $16,139,908
                                      =========       ===========     =========      ===========       =========     ===========

(1) Effective December 31, 1996, the fiscal period changed from August 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUGUST 31,                             PERIOD FROM
                                        --------------------------------------------------------------     SEPTEMBER 1, 1996
                                          1992        1993          1994         1995(4)        1996    TO DECEMBER 31, 1996(6)
                                        -------     --------      --------      --------      --------  ----------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period    $ 11.77     $  12.43      $  12.08      $  11.42      $  13.38       $  15.07
                                        -------     --------      --------      --------      --------       --------
Net Investment Income (1)                  0.32         0.40          0.32          0.21          0.19           0.05
Net Realized and Unrealized Gain
(Loss) on Investments                      0.89         1.12         (0.61)         1.95          1.84           2.15
                                        -------     --------      --------      --------      --------       --------
Total from Investment Operations           1.21         1.52         (0.29)         2.16          2.03           2.20
                                        -------     --------      --------      --------      --------       --------
Less Distributions:
Dividends from Net Investment Income      (0.25)       (0.42)        (0.37)        (0.20)        (0.19)         (0.08)
Distributions from Net Realized
Gain on Investments Sold                  (0.30)       (1.45)           --            --         (0.15)         (1.57)
                                        -------     --------      --------      --------      --------       --------
Total Distributions                       (0.55)       (1.87)        (0.37)        (0.20)        (0.34)         (1.65)
                                        -------     --------      --------      --------      --------       --------
Net Asset Value, End of Period          $ 12.43     $  12.08      $  11.42      $  13.38      $  15.07       $  15.62
                                        =======     ========      ========      ========      ========       ========
Total Investment Return
at Net Asset Value (2)                    10.47%       13.64%        (2.39%)       19.22%        15.33%         14.53%(7)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                        $ 89,682     $115,780      $121,160      $130,183      $139,548       $163,154
Ratio of Expenses
to Average Net Assets                      1.34%        1.29%         1.31%         1.30%         1.17%          1.22%(5)
Ratio of Net Investment Income
to Average Net Assets                      2.75%        3.43%         2.82%         1.82%         1.28%          0.85%(5)
Portfolio Turnover Rate                     119%         107%          195%           99%           74%            26%
Average Broker Commission Rate (3)          N/A          N/A           N/A           N/A      $ 0.0665       $ 0.0692

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUGUST 31,                             PERIOD FROM
                                        --------------------------------------------------------------     SEPTEMBER 1, 1996
                                          1992        1993          1994         1995(4)        1996    TO DECEMBER 31, 1996(6)
                                        -------     --------      --------      --------      --------  ----------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period    $ 11.77     $  12.44      $  12.10      $  11.44      $  13.41       $  15.10
                                        -------     --------      --------      --------      --------       --------
Net Investment Income (1)                  0.23         0.30          0.24          0.13          0.08           0.01
Net Realized and Unrealized Gain
(Loss) on Investments                      0.89         1.12         (0.61)         1.96          1.85           2.14
                                        -------     --------      --------      --------      --------       --------
Total from Investment Operations           1.12         1.42         (0.37)         2.09          1.93           2.15
                                        -------     --------      --------      --------      --------       --------
Less Distributions:
Dividends from Net Investment Income      (0.15)       (0.31)        (0.29)        (0.12)        (0.09)         (0.02)
Distributions from Net Realized
Gain on Investments Sold                  (0.30)       (1.45)           --            --         (0.15)         (1.57)
                                        -------     --------      --------      --------      --------       --------
Total Distributions                       (0.45)       (1.76)        (0.29)        (0.12)        (0.24)         (1.59)
                                        -------     --------      --------      --------      --------       --------
Net Asset Value, End of Period          $ 12.44     $  12.10      $  11.44      $  13.41      $  15.10       $  15.66
                                        =======     ========      ========      ========      ========       ========
Total Investment Return
at Net Asset Value (2)                     9.67%       12.64%        (3.11%)       18.41%        14.49%         14.15%(7)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                        $ 29,826     $ 65,010      $114,025      $114,723      $125,781        146,399
Ratio of Expenses
to Average Net Assets                      2.07%        2.19%         2.06%         2.03%         1.90%          1.98%(5)
Ratio of Net Investment Income
to Average Net Assets                      2.02%        2.53%         2.07%         1.09%         0.55%          0.10%(5)
Portfolio Turnover Rate                     119%         107%          195%           99%           74%            26%
Average Broker Commission Rate (3)          N/A          N/A           N/A           N/A      $ 0.0665       $ 0.0692

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4) On December 2, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(5) Annualized.
(6) Effective December 31, 1996, the fiscal period changed from August 31 to December 31.
(7) Not annualized.

See notes to financial statements.




Schedule of Investments
December 31, 1996
----------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 1996. It's divided into three main categories: common stocks, convertible preferred stocks and short-term investments. The common stocks and convertible preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.

                                                            MARKET
ISSUER, DESCRIPTION                NUMBER OF SHARES          VALUE
-------------------                ----------------          -----
COMMON STOCKS
Aerospace (10.79%)
General Dynamics Corp.                    100,000          $  7,050,000
McDonnell Douglas Corp.                   133,000             8,512,000
Northrop Grumman Corp.                     80,000             6,620,000
United Technologies Corp.                 170,000            11,220,000
                                                           ------------
                                                             33,402,000
                                                           ------------
Banks -- United States (8.38%)
AmSouth Bancorp.                          100,000             4,837,500
Bankers Trust New York Corp.               50,000             4,312,500
Hibernia Corp. (Class  A)                 700,000             9,275,000
J.P. Morgan & Co., Inc.                    70,000             6,833,750
National City Corp.                        15,000               673,125
                                                           ------------
                                                             25,931,875
                                                           ------------
Beverages (1.70%)
PepsiCo, Inc.                             180,000             5,265,000
                                                           ------------
Business Services -- Misc (1.87%)
Block, H & R, Inc.                        200,000             5,800,000
                                                           ------------
Chemicals (2.70%)
Monsanto Co.                              215,000             8,358,125
                                                           ------------
Computers (4.38%)
Computer Associates
International, Inc.                        27,000             1,343,250
Electronic Data Systems Corp.              63,000             2,724,750
Informix Corp.*                           115,000             2,343,125
International Business
Machines Corp.                             30,000             4,530,000
Oracle Corp.*                              63,000             2,630,250
                                                           ------------
                                                             13,571,375
                                                           ------------
Cosmetics & Personal Care (2.52%)
Gillette Co.                               60,000             4,665,000
International Flavors
& Fragrances, Inc.                         70,000             3,150,000
                                                           ------------
                                                              7,815,000
                                                           ------------
Diversified Operations (3.06%)
Allied Signal, Inc.                        95,700             6,411,900
Cognizant Corp.                            70,000             2,310,000
Viad Corp.                                 45,000               742,500
                                                           ------------
                                                              9,464,400
                                                           ------------
Electronics (6.69%)
Amphenol Corp. (Class A)*                  80,000             1,780,000
General Electric Co.                       78,000             7,712,250
Honeywell, Inc.                            55,000             3,616,250
Intel Corp.                                 4,000               523,750
Novellus Systems, Inc.*                    40,000             2,167,500
Solectron Corp.                            92,000             4,910,500
                                                           ------------
                                                             20,710,250
                                                           ------------
Finance (8.58%)
Dean Witter Discover & Co.                 95,000             6,293,750
Financial Security Assurance
Holdings Ltd.                              59,600             1,959,350
First USA, Inc.                           200,000             6,925,000
Great Western Financial Corp.             200,000             5,800,000
Student Loan Marketing Assn.               60,000             5,587,500
                                                           ------------
                                                             26,565,600
                                                           ------------
Food (1.92%)
CPC International, Inc.                    76,500             5,928,750
                                                           ------------
Instruments -- Scientific (1.00%)
Millipore Corp.                            75,000             3,103,125
                                                           ------------
Insurance (3.35%)
Progressive Corp.                         100,000             6,737,500
Travelers Group, Inc.                      80,000             3,630,000
                                                           ------------
                                                             10,367,500
                                                           ------------
Leisure (4.15%)
Eastman Kodak Co.                         160,000            12,840,000
                                                           ------------
Medical (13.89%)
Baxter International, Inc.                120,000             4,920,000
Columbia/HCA Healthcare Corp.              45,600             1,858,200
Eli Lilly & Co.                           140,000            10,220,000
Pfizer, Inc.                              100,000             8,287,500
Pharmacia & Upjohn, Inc.                   75,000             2,971,875
Schering-Plough Corp.                     120,000             7,770,000
Warner-Lambert Co.                         70,000             5,250,000
Wellpoint Health Networks, Inc.            50,000             1,718,750
                                                           ------------
                                                             42,996,325
                                                           ------------
Mortgage Banking (2.98%)
Federal Home Loan Mortgage Corp.           28,000             3,083,500
Federal National Mortgage Assn.           165,000             6,146,250
                                                           ------------
                                                              9,229,750
                                                           ------------
Oil & Gas (4.63%)
Exxon Corp.                                30,000             2,940,000
Mobil Corp.                                44,000             5,379,000
Phillips Petroleum Co.                    100,000             4,425,000
Tosco Corp.                                20,000             1,582,500
                                                           ------------
                                                             14,326,500
                                                           ------------
Paper & Paper Products (1.54%)
Kimberly-Clark Corp.                       50,000             4,762,500
                                                           ------------
Pollution Control (0.56%)
US Filter Corp.*                           55,000             1,746,250
                                                           ------------
Retail (2.14%)
Sears, Roebuck and Co.                     55,000             2,536,875
Sysco Corp.                               125,000             4,078,125
                                                           ------------
                                                              6,615,000
                                                           ------------
Telecommunications (4.23%)
A T & T Corp.                             100,000             4,350,000
Comsat Corp.                              110,000             2,708,750
Lucent Technologies, Inc.                 130,200             6,021,750
                                                           ------------
                                                             13,080,500
                                                           ------------
Tobacco (3.00%)
Philip Morris Cos., Inc.                   82,500             9,291,563
                                                           ------------
Transport (0.15%)
Swift Transportation Co.                   20,000               470,000
                                                           ------------
TOTAL COMMON STOCKS
(Cost $211,067,771)                        (94.21%)         291,641,388
                                            -----          ------------

CONVERTIBLE PREFERRED STOCK
Broker Services (1.00%)
Salomon Inc., 7.625%                      100,000             3,087,500
                                                           ------------
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $2,919,705)                           (1.00%)           3,087,500
                                            -----          ------------


                            INTEREST       PAR VALUE         MARKET
ISSUER, DESCRIPTION             RATE   (000'S OMITTED)        VALUE
-------------------         --------   ---------------       ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
(4.68%) Investment in a
joint repurchase agreement
transaction with Lehman
Brothers, Inc. Dated
12-31-96, Due 01-02-97
(secured by U.S. Treasury
Bonds, 7.25% thru 12.50%
due 08-15-14 thru
08-15-22) -- Note A             6.70%      14,480         $  14,480,000
                                                          -------------

Corporate Savings Account
(0.00%) Investors Bank &
Trust Company Daily Interest
Savings Account Current
Rate 4.75%                                                          823
                                                          -------------
TOTAL SHORT-TERM INVESTMENTS                (4.68%)          14,480,823
                                            -----         -------------
TOTAL INVESTMENTS                          (99.89%)       $ 309,209,711
                                            =====         =============

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of net assets of the fund.


See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Growth and Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust, (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Growth and Income Fund (the "Fund"), John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors. On June 25, 1996, the Trustees voted to change the fiscal period end from August 31 to December 31. This change was effective December 31, 1996. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.625% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended December 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $82,503. Out of this amount, $13,029 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $46,506 was paid as sales commissions to unrelated broker-dealers and $22,968 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1996, contingent deferred sales charges amounted to $52,948.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on transaction the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is to be paid at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,051.

The Fund had an independent advisory board established under an agreement which expired in December, 1996, composed of certain retired Directors who provided advice to the current Board of Directors. The Fund paid the advisory board and its counsel a fee under this agreement.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $75,299,964 and $76,924,784, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1996.

The cost of investments owned at December 31, 1996 (excluding the corporate savings account) for federal income tax purposes was $228,510,592. Gross unrealized appreciation and depreciation of investments aggregated $83,733,735 and $3,035,439, respectively, resulting in net unrealized appreciation of $80,698,296.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Growth and Income Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the period from September 1, 1996 to December 31, 1996 and for the year ended August 31, 1996, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth and Income Fund portfolio of John Hancock Investment Trust at December 31, 1996, the results of its operations for the period from September 1, 1996 to December 31, 1996 and for the year ended August 31, 1996, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /S/ Ernst & Young LLP

Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1996.

The Fund distributed to shareholders of record December 22, 1996 and paid on December 28, 1996 a long-term capital gain dividend of $23,296,993. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

For the fiscal year ending December 31, 1996, 84% of the ordinary income distributions qualify for the dividends received deduction.


A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75


This report is for the information of shareholders of the John Hancock Growth and Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on
Recycled Paper."              5000A   12/96
                                       2/97


                         John Hancock Funds
                            Sovereign
                             Balanced
                               Fund

                           Annual Report

                         December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


By John Snyder and Barry Evans, CFA, Co-Portfolio Managers

John Hancock
Sovereign Balanced Fund

Stocks post strong gains, while bonds turn in more modest returns; 1997 calls for cautious optimism

Once again, stock investors had much to cheer about in 1996. The Dow Jones Industrial Average soared 28.91%, with reinvested dividends, while the Standard & Poor's 500-Stock Index climbed 22.95%. Added to 1995's gains of more than 30%, stock investors have enjoyed impressive two-year gains of more than 50%. While those returns are certainly cause for celebration, the mood wasn't always festive. Sentiment swung sharply as investors tried to figure out where the economy was headed. Stock prices dropped as weaker economic reports sparked fears of a slowing economy -- and then rallied as stronger-than-expected news reassured investors that the economy was on track.

Bonds, on the other hand, didn't have as much to celebrate. After stellar double-digit returns in 1995, bonds turned in only mediocre performance in 1996. Early in the year, investors expected the Federal Reserve to revive the slow-growth economy with a series of interest-rate cuts. But soon after the Fed's quarter-point reduction on January 31, it became apparent that the economy was stronger than expected. As inflation fears heated up, bond prices fell throughout the first half of the year. In the late summer, however, economic reports showed that growth was moderating and bonds rebounded.

"...stock
investors
have enjoyed
impressive
two-year
gains..."


A 2 1/4" x 3 3/4" photo of John F. Snyder III centered at bottom of page. Caption reads: Sovereign Balanced Fund management team members:
(l-r) Anne McDermott, John Snyder, Barry Evans, Jere Estes."

In this environment, John Hancock Sovereign Balanced Fund delivered solid results, although it slightly lagged its peers. For the year ended December 31, 1996, the Fund's Class A and Class B shares posted total returns of 12.13% and 11.46%, respectively, at net asset value. By comparison, the average balanced fund had a total return of 13.76%, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.


Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into three sections: Going from top left to right; Stocks 60%; Bonds 32%; Short-Term Investments & Others 8%. A footnote below reads: "As a percentage of net assets on December 31, 1996."

"Throughout
the year, we
continued
to reduce
our bond
exposure..."

Stocks: Tracking performance

John Hancock Sovereign Balanced Fund turned in an especially strong performance in the first three quarters of the year, thanks to the market's "flight to quality." During periods of uncertainty, as we experienced this year, investors tend to flock to large, high-quality stocks with reliable earnings -- the type of stocks that the Fund invests in. General Electric is a perfect example. Investors have been attracted to the company's consistently improving revenues and profits. The stock was up nearly 38% for the year. Procter & Gamble was another winner. By gaining market share both domestically and globally, this consumer products powerhouse has been able maintain its solid earnings growth.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is General Electric followed by an up arrow and the phrase "Improving sales/earnings". The second listing is Procter & Gamble followed by an up arrow and the phrase "Market share gains." The third listing is Sysco followed by a down arrow and the phrase "Margin squeeze impact earnings." A footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Conditions in the fourth quarter, however, took some shine off the Fund's strong overall performance. Technology stocks -- which make up 14% of the S&P 500 -- led the market during the last quarter of the year. While many of our competitors have sizable holdings in the sector, we own virtually no technology stocks. Technology stocks just don't meet our fundamental investment criterion of having increased dividends consistently. Given that, we didn't participate fully in the stock market's year-end rally.

Trimming large stock holdings,
diversifying the portfolio

In the past several months, we have pared back some of the Fund's largest stock holdings, such as PepsiCo and NationsBank, in favor of new investments. Not only did we want to take profits, but we also wanted to diversify the portfolio. In selecting new stocks, we've targeted companies that are -- and can remain -- leaders in their industry. With pricing power diminishing, companies must find other ways to grow earnings such as increasing market share, restructuring businesses or going global.

Bonds: Reducing exposure, adjusting duration

Throughout the year, we continued to reduce our bond exposure to increase our investment in stocks. We believed that stocks offered much more upside potential, and that was certainly the case this year. By the end of 1996, our stake in bonds had fallen to 32% from 38% at the start of the year.

As market conditions changed throughout the year, so did our investment strategy. To protect against rising rates in the first half of the year, we shortened the Fund's duration to 4.2 years from 4.8 years. Duration is a measure of how sensitive a bond's price, and therefore the Fund's share price, is to interest-rate changes. The shorter the duration, the less the bond's price falls when interest rates rise (and rises when rates fall.)

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 12.13% total return for John Hancock Sovereign Balanced Fund: Class A. The second represents the 11.46% total return for John Hancock Sovereign Balanced Fund: Class B. The third represents the 13.76% return for the average balanced fund. The footnote below states: "Total returns for John Hancock Sovereign Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

With evidence of slower growth in the second half, we then extended our duration out to five years by buying longer-term Treasuries. With a longer duration, the Fund was well-positioned to take advantage of the bond market's fall rally. In early December, however, increasing market jitters signaled to us that the bond market's rally would not last through year-end. Given that, we shortened to a more neutral duration of
4.8 years, which paid off as bonds retreated in late December.

Outlook

Looking to 1997, we do not believe that inflation presents a real threat. Many of the factors that drove consumer spending in 1996 -- such as refinancing activity and tax refunds -- are no longer in place. Consumers are strapped with mounds of debt. Therefore, spending is likely to remain at modest levels as evidenced by the slow Christmas season. Since consumer spending accounts for nearly two-thirds of the gross domestic product (GDP), lackluster spending is likely to keep a lid on economic growth and inflation.

On the bond side, we're cautiously optimistic. With the dividend yield on the S&P 500 dipping below 2%, bonds offer more attractive yields than stocks. In addition, yields in many overseas bond markets have fallen to extremely low levels. As a result, foreign investors, particularly governments, are likely to continue purchasing large amounts of Treasuries. In the near term, however, inflation worries could keep the bond market jittery. So for now, we'll maintain our current bond position.

On the stock side, slower growth is likely to result in more earnings disappointments in 1997. Large-cap companies that can grow earnings in the double digits will be the exception, not the rule. As corporate earnings begin to decline, high-quality growth stocks with steady earnings will become even more attractive to investors.

"...we do
not believe
that inflation
presents a
real threat."

----------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Balanced Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                ONE        LIFE OF
                                YEAR        FUND
                               ------     --------
John Hancock Sovereign
Balanced Fund: Class A          6.51%     45.55%(1)
John Hancock Sovereign
Balanced Fund: Class B          6.46%     46.94%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                 ONE       LIFE OF
                                YEAR        FUND
                               ------     --------
John Hancock Sovereign
Balanced Fund: Class A          6.51%     9.26%(1)
John Hancock Sovereign
Balanced Fund: Class B          6.46%     9.50%(1)

YIELDS

As of December 31, 1996

                                       SEC 30-DAY
                                         YIELD
                                        -------
John Hancock Sovereign
Balanced Fund: Class A                    2.56%
John Hancock Sovereign
Balanced Fund: Class B                    1.97%
Notes to Performance


Notes to Performance

(1) Class A and B shares started on October 5, 1992.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Balanced Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500-Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Sovereign Balanced Fund
Class A shares

Line chart with the heading Sovereign Balanced Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $19,801 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $15,326 as of December 31, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, after sales charge, and is equal to $14,555 as of December 31, 1996.

Sovereign Balanced Fund
Class B shares

Line chart with the heading Sovereign Balanced Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $19,801 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund, before sales charge, on October 5, 1992, and is equal to $14,894 as of December 31, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, after sales charge, and is equal to $14,694 as of December 31, 1996.



FINANCIAL STATEMENTS

John Hancock Funds - Sovereign Balanced Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1996
------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $73,049,119)                                       $  97,676,675
Corporate bonds (cost - $30,428,867)                          30,126,051
United States government and
agencies obligations (cost - $22,311,123)                     22,281,327
Joint repurchase agreement (cost - $11,719,000)               11,719,000
Corporate savings account                                            460
                                                           -------------
                                                             161,803,513
Receivable for shares sold                                        10,718
Interest receivable                                            1,233,168
Dividends receivable                                             174,055
Foreign tax receivable                                             1,679
Other assets                                                       9,418
Deferred organization expenses - Note A                           18,208
                                                           -------------
Total Assets                                                 163,250,759
------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                918,707
Payable for shares repurchased                                    36,995
Dividend payable                                                   1,034
Payable to John Hancock Advisers, Inc. and
and affiliates - Note B                                          138,417
Accounts payable and accrued expenses                             57,893
                                                           -------------
Total Liabilities                                              1,153,046
------------------------------------------------------------------------
Net Assets:
Capital paid-in                                            $ 135,173,496
Accumulated net realized gain on investments                   2,636,267
Net unrealized appreciation of investments                    24,295,779
Distributions in excess of net investment income                  (7,829)
                                                           -------------
Net Assets                                                 $ 162,097,713
========================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - 30,000,000 shares authorized
per class with $0.01 par value per share)
Class A - $71,242,415 / 5,805,051                           $      12.27
========================================================================
Class B - $90,855,298 / 7,404,823                           $      12.27
========================================================================
Maximum Offering Price *
Class - A ($12.27 x 105.26%)                                $      12.92
========================================================================

* On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1996
------------------------------------------------------------------------
Investment Income:
Interest                                                     $ 5,005,723
Dividends (net of foreign withholding
taxes of $5,037)                                               2,371,420
                                                             -----------
                                                               7,377,143
                                                             -----------
Expenses:
Investment management fee - Note B                               956,674
Distribution/service fee - Note B
  Class A                                                        211,127
  Class B                                                        890,698
Transfer agent fee - Note B                                      372,293
Registration and filing fees                                      53,871
Custodian fee                                                     44,742
Printing                                                          33,250
Auditing fee                                                      31,000
Financial services fee - Note B                                   29,896
Organization expense - Note A                                     23,962
Miscellaneous                                                     15,198
Trustees' fees                                                    14,749
Legal fees                                                         9,453
                                                             -----------
Total Expenses                                                 2,686,913
------------------------------------------------------------------------
Net Investment Income                                          4,690,230
------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                          8,918,977
Change in net unrealized appreciation/depreciation
of investments                                                 4,175,398
                                                             -----------
Net Realized and Unrealized
Gain on Investments                                           13,094,375
------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $17,784,605
========================================================================

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                                   ----------------------------------
                                                       1995                   1996
                                                   ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                              $  5,360,939          $  4,690,230
Net realized gain on investments sold                 1,018,778             8,918,977
Change in net unrealized appreciation/
depreciation of investments                          25,174,426             4,175,398
                                                   ------------          ------------
Net Increase in Net Assets Resulting
from Operations                                      31,554,143            17,784,605
                                                   ------------          ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.4373 and $0.4113
per share, respectively)                             (2,613,933)           (2,342,425)
Class B - ($0.3632 and $0.3257
per share, respectively)                             (2,759,067)           (2,357,069)
Dividends from net realized
gain on investments sold
Class A - (none and $0.4733
per share, respectively)                                     --            (2,627,891)
Class B - (none and $0.4733
per share, respectively)                                     --            (3,369,351)
                                                   ------------          ------------
Total Distributions to Shareholders                  (5,373,000)          (10,696,736)
                                                   ------------          ------------
From Fund Share Transactions - Net*                  (9,671,500)           (2,627,744)
                                                   ------------          ------------
Net Assets:
Beginning of period                                 141,127,945           157,637,588
                                                   ------------          ------------
End of period (including undistributed
net investment income of $ 1,435 and
and distributions in excess of net
investment income of $7,829, respectively)         $157,637,588          $162,097,713
                                                   ============          ============

See notes to financial statements.




Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                            YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------
                                                    1995                            1996
                                       ----------------------------    ----------------------------
                                           SHARES         AMOUNT          SHARES           AMOUNT
                                        ---------     ------------      ----------      -----------
CLASS A
Shares sold                               731,880     $  8,003,387        816,219      $  9,909,760
Shares issued to shareholders
in reinvestment of distributions          225,314        2,478,514        391,011         4,778,423
                                        ---------     ------------      ---------     -------------
                                          957,194       10,481,901      1,207,230        14,688,183
Less shares repurchased                (1,309,813)     (14,133,563)    (1,345,458)      (16,427,737)
                                        ---------     ------------      ---------     -------------
Net decrease                             (352,619)   ($  3,651,662)      (138,228)    ($  1,739,554)
                                        =========     ============      =========     =============
CLASS B
Shares sold                               752,142     $  8,157,490        839,251      $ 10,238,843
Shares issued to shareholders
in reinvestment of distributions          222,136        2,441,524        425,371         5,201,478
                                        ---------     ------------      ---------     -------------
                                          974,278       10,599,014      1,264,622        15,440,321
Less shares repurchased                (1,542,113)     (16,618,852)    (1,338,200)      (16,328,511)
                                        ---------     ------------      ---------     -------------
Net decrease                             (567,835)   ($  6,019,838)    (   73,578)    ($    888,190)
                                        =========     ============      =========     =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------
                                               1992(1)         1993          1994            1995           1996
                                              -------        -------        -------         -------        -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period          $ 10.00        $ 10.19        $ 10.74         $  9.84        $ 11.75
                                              -------        -------        -------         -------        -------
Net Investment Income                            0.04(2)        0.46           0.50            0.44(2)        0.41(2)
Net Realized and Unrealized Gain
(Loss) on Investments                            0.20           0.68          (0.88)           1.91           0.99
                                              -------        -------        -------         -------        -------
Total from Investment Operations                 0.24           1.14          (0.38)           2.35           1.40
                                              -------        -------        -------         -------        -------
Less Distributions:
Dividends from Net Investment Income            (0.05)         (0.45)         (0.50)          (0.44)         (0.41)
Distributions from Net Realized Gain
on Investments Sold                                --          (0.14)         (0.02)             --          (0.47)
                                              -------        -------        -------         -------        -------
Total Distributions                             (0.05)         (0.59)         (0.52)          (0.44)         (0.88)
                                              -------        -------        -------         -------        -------
Net Asset Value, End of Period                $ 10.19        $ 10.74        $  9.84         $ 11.75        $ 12.27
                                              =======        =======        =======         =======        =======
Total Investment Return
at Net Asset Value (3)                           2.37%(4)      11.38%         (3.51%)         24.23%         12.13%
Total Adjusted Investment Return
at Net Asset Value (3,5)                         2.34%(4)         --             --              --             --

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)     $ 5,796        $62,218        $61,952         $69,811        $71,242
Ratio of Expenses to Average Net Assets          2.79%(6)       1.45%          1.23%           1.27%          1.29%
Ratio of Adjusted Expenses
to Average Net Assets (7)                        2.94%(6)         --             --              --             --
Ratio of Net Investment Income
to Average Net Assets                            3.93%(6)       4.44%          4.89%           3.99%          3.33%
Ratio of Adjusted Net Investment
Income to Average Net Assets (7)                 3.78%(6)         --             --              --             --
Portfolio Turnover Rate                             0%            85%            78%             45%            80%
Fee Reduction Per Share                       $0.0016            N/A            N/A             N/A            N/A
Average Brokerage Commission Rate (8)             N/A            N/A            N/A             N/A        $0.0700

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                                                                    YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------
                                               1992(1)         1993          1994            1995           1996
                                              -------        -------        -------         -------        -------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period          $ 10.00        $ 10.20        $ 10.75         $  9.84        $ 11.74
                                              -------        -------        -------         -------        -------
Net Investment Income                            0.03(2)        0.37           0.43            0.36(2)        0.32(2)
Net Realized and Unrealized Gain
(Loss) on Investments                            0.20           0.70          (0.89)           1.90           1.01
                                              -------        -------        -------         -------        -------
Total from Investment Operations                 0.23           1.07       (   0.46)           2.26           1.33
                                              -------        -------        -------         -------        -------
Less Distributions:
Dividends from Net Investment Income            (0.03)         (0.38)         (0.43)          (0.36)         (0.33)
Distributions from Net Realized Gain
on Investments Sold                                --          (0.14)         (0.02)             --          (0.47)
                                              -------        -------        -------         -------        -------
Total Distributions                             (0.03)         (0.52)         (0.45)          (0.36)         (0.80)
                                              -------        -------        -------         -------        -------
Net Asset Value, End of Period                $ 10.20        $ 10.75        $  9.84         $ 11.74        $ 12.27
                                              =======        =======        =======         =======        =======
Total Investment Return
at Net Asset Value (3)                           2.29%(4)      10.63%       (  4.22%)         23.30%         11.46%
Total Adjusted Investment Return
at Net Asset Value (3,5)                         2.26%(4)         --             --              --             --

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)     $14,311        $78,775        $79,176         $87,827        $90,855
Ratio of Expenses to Average Net Assets          3.51%(6)       2.10%          1.87%           1.96%          1.99%
Ratio of Adjusted Expenses
to Average Net Assets(7)                         3.66%(6)         --             --              --             --
Ratio of Net Investment Income
to Average Net Assets                            3.21%(6)       4.01%          4.25%           3.31%          2.63%
Ratio of Adjusted Net Investment Income
to Average Net Assets(7)                         3.06%(6)         --             --              --             --
Portfolio Turnover Rate                             0%            85%            78%             45%            80%
Fee Reduction Per Share                       $0.0012            N/A            N/A             N/A            N/A
Average Brokerage Commission Rate(8)              N/A            N/A            N/A             N/A        $0.0700

(1) Class A and Class B shares commenced operations on October 5, 1992. This period is covered by the report of other independent auditors (not included herein).

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) An estimated total return calculated that does not take into consideration fee reductions by adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.





Schedule of Investments
December 31, 1996

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, but are unaudited.
---------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Sovereign
Balanced Fund on December 31, 1996. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                        COMPOUND
NUMBER                                                                                                    GROWTH       MARKET
OF SHARES                                                                                                   RATE        VALUE
---------                                                                                                -------       ------
COMMON STOCKS (59.48%)
Advertising (1.46%)
                              50,000  Interpublic Group of Cos., Inc.
                                      (The) @ 47 1/2                                                               $2,375,000
                                                                                                                 ------------
                                      One of the largest advertising agencies
                                      in the world
                                      Earnings P/S      $ .75, .91, 1.05, 1.12, 1.23, 1.43, 1.49, 1.       11.30%
                                      Dividends P/S     $ .22, .26, .32, .37, .41, .45, .49, .55, .6       13.20%
                                      Price/Earnings Ratio                                      24.6
Banks (4.89%)
                              44,000  Banc One Corp. @ 43                                                           1,892,000
                                      Ohio-based bank holding company
                                      Earnings P/S      $ 1.19, 1.56, 1.66, 1.83, 1.65, 2.07, 2.44,        11.40%
                                      Dividends P/S     $ .45, .50, .57, .63, .70, .81, .98, 1.13, 1       13.10%
                                      Price/Earnings Ratio                                        14
                              70,000  First Tennessee National
                                      Corp. @ 37 1/2                                                                 2,625,000
                                      Tennessee-based bank holding company
                                      Earnings P/S      $ .78, 1.10, .65, .98, 1.26, 1.76, 1.52, 2.0       14.10%
                                      Dividends P/S     $ .40, .43, .49, .54, .57, .63, .75, .87, .9       11.90%
                                      Price/Earnings Ratio                                      14.8
                              20,000  NationsBank Corp. @ 97 3/4                                                    1,955,000
                                      Largest superregional bank in the Southeast
                                      Earnings P/S      $ 2.01, 2.87, 4.44, 2.61, .76, 2.60, 4.55, 6       16.10%
                                      Dividends P/S     $ .86, .94, 1.10, 1.42, 1.48, 1.51, 1.64, 1.       12.10%
                                      Price/Earnings Ratio                                      13.2
                              40,000  Southern National Corp. @ 36 1/4                                              1,450,000
                                      Multi-bank holding company
                                      Earnings P/S      $ .95, 1.13, 1.14, 1.12, 1.19, 1.61, 2.06, .       11.50%
                                      Dividends P/S     $ .34, .36, .39, .42, .46, .50, .64, .74, .8       12.70%
                                      Price/Earnings Ratio                                      13.9
                                                                                                                 ------------
                                                                                                                    7,922,000
                                                                                                                 ------------
Capital Goods (4.35%)
                              30,000  Dover Corp. @ 50 1/4                                                          1,507,500
                                      Manufactures a variety of specialized
                                      industrial products
                                      Earnings P/S      $ .83, 1.11, 1.14, 1.28, 1.12, 1.08, 1.32, 1       16.70%
                                      Dividends P/S     $ .26, .31, .35, .38, .41, .43, .45, .49, .5       10.50%
                                      Price/Earnings Ratio                                      14.8
                              70,000  Pall Corp. @ 25 1/2                                                           1,785,000
                                      Manufactures filtration and
                                      separation devices
                                      Earnings P/S      $ .50, .50, .50, .58, .68, .81, .69, .88, 1.       10.50%
                                      Dividends P/S     $ .11, .13, .16, .19, .22, .27, .32, .37, .4       18.10%
                                      Price/Earnings Ratio                                      20.8
                             116,500  Pentair, Inc. @ 32 1/4                                                       $3,757,125
                                      Manufactures enclosures for electrical
                                      equipment, electronic, woodworking and
                                      power tool equipment
                                      Earnings P/S      $ .65, 1.12, .95, .80, 1.01, 1.06, 1.19, 1.2       11.40%
                                      Dividends P/S     $ .21, .22, .27, .29, .31, .33, .34, .36, .4       10.10%
                                      Price/Earnings Ratio                                      17.1
                                                                                                                 ------------
                                                                                                                    7,049,625
                                                                                                                 ------------
Chemicals (3.08%)
                              20,000  Air Products And Chemicals @ 69 1/8                                           1,382,500
                                      Producer of industrial and speciality
                                      chemicals and gases
                                      Earnings P/S      $ .04, 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2       14.00%
                                      Dividends P/S     $ .45, .55, .63, .69, .75, .83, .89, .95, 1.       10.10%
                                      Price/Earnings Ratio                                      18.6
                              25,000  E.I. du Pont de Nemours and
                                      Co. @ 94 3/8                                                                  2,359,375
                                      Nations largest chemical manufacturer
                                      Earnings P/S      $ 2.46, 3.03, 3.53, 3.40, 3.13, 1.32, .23, 3       10.60%
                                      Dividends P/S     $ 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76,         8.20%
                                      Price/Earnings Rat                                        16.7
                              20,000  Sigma-Aldrich Corp. @ 62 7/16                                                 1,248,750
                                      Manufacturer of biochemical and organic
                                      products used for research and diagnostics
                                      Earnings P/S      $ .425, .575, .65, .72, .62, .93, 1.04, 1.11       14.50%
                                      Dividends P/S     $ .075, .085, .095, .10, .115, .13, .15, .17       13.10%
                                      Price/Earnings Ratio                                      20.6
                                                                                                                 ------------
                                                                                                                    4,990,625
                                                                                                                 ------------
Commercial Services (1.21%)
                              60,000  Sysco Corp. @ 32 5/8                                                          1,957,500
                                                                                                                 ------------
                                      Largest distributor of food service products.
                                      Earnings P/S      $ .45, .60, .73, .76, .86, .95, 1.10, 1.24,        14.90%
                                      Dividends P/S     $ .07, .08, .09, .10, .14, .22, .28, .36, .4       25.00%
                                      Price/Earnings Ratio                                      20.6
Computer and Office Equipment (2.75%)
                              60,000  Alco Standard Corp. @ 51 5/8                                                  3,097,500
                                      Distributor of office and paper products
                                      Earnings P/S      $ .84, 1.15, 1.96, .91, .98, 1.11, (.025), .        3.40%
                                      Dividends P/S     $ .26, .28, .31, .34, .36, .37, .39, .41, .4        6.30%
                                      Price/Earnings Ratio                                      36.1
                              25,000  Pitney Bowes, Inc. @ 54 1/2                                                   1,362,500
                                      Manufactures office automation equipment
                                      Earnings P/S      $ 1.27, 1.54, 1.19, 1.34, 1.77, 1.87, 1.89,        10.10%
                                      Dividends P/S     $ .38, .46, .52, .60, .68, .78, .90, 1.04, 1       15.40%
                                      Price/Earnings Ratio                                      18.4
                                                                                                                 ------------
                                                                                                                    4,460,000
                                                                                                                 ------------
Consumer Durables (1.12%)
                             100,000  Worthington Industries, Inc. @ 18 1/8                                         1,812,500
                                                                                                                 ------------
                                      Manufactures metals and plastic products
                                      Earnings P/S      $ .61, .70, .61, .64, .52, .68, .86, 1.10, 1        4.80%
                                      Dividends P/S     $ .17, .19, .23, .26, .28, .32, .34, .39, .4       20.80%
                                      Price/Earnings Ratio                                      20.7
Consumer Non-Durables (7.26%)
                              30,000  Archer-Daniel Midland Co. @ 22                                                  660,000
                                      Processes and merchandises
                                      agricultural products
                                      Earnings P/S      $ .62, .75, .85, .75, .78, .79, .80, 1.00, 1        5.20%
                                      Dividends P/S     $ .028, .029, .034, .048, .05, .053, .056, .       23.90%
                                      Price/Earnings Ratio                                      22.8
                              15,000  ConAgra, Inc. @ 49 3/4                                                          746,250
                                      Leader in frozen and processed foods and
                                      distributes agricultural supplies
                                      Earnings P/S      $ .85, 1.08, 1.25, 1.33, 1.45, 1.55, 1.62, 1        1.20%
                                      Dividends P/S     $ .27, .31, .36, .42, .48, .56, .65, .75, .8       15.50%
                                      Price/Earnings Ratio                                      52.2
                              35,000  CPC International, Inc. @ 77 1/2                                              2,712,500
                                      Major international food processor
                                      Earnings P/S      $ 2.17, 1.84, 2.11, 2.42, 2.56, 2.73, 2.90,         6.00%
                                      Dividends P/S     $ .65, .76, .88, 1.00, 1.10, 1.20, 1.28, 1.3       10.40%
                                      Price/Earnings Ratio                                      21.3
                              25,000  Kimberly-Clark Corp. @ 95 1/4                                                 2,381,250
                                      Leading producer of consumer and
                                      personal care products
                                      Earnings P/S      $ 1.87, 2.36, 2.63, 2.70, 3.01, 3.37, 1.95, NMF
                                      Dividends P/S     $ .70, .78, 1.26, 1.32, 1.48, 1.59, 1.67, 1.       11.30%
                                      Price/Earnings Rat                                        17.2
                              70,000  PepsiCo, Inc. @ 29 1/4                                                        2,047,500
                                      Second largest soft drink company
                                      Earnings P/S      $ .38, .49, .57, .68, .68, .82, .87, 1.07, 1        8.60%
                                      Dividends P/S     $ .11, .14, .16, .19, .23, .26, .31, .35, .3       16.90%
                                      Price/Earnings Ratio                                      36.1
                              30,000  Procter & Gamble Co.
                                       (The) @ 107 1/2                                                              3,225,000
                                      Leading producer of household
                                      consumer products
                                      Earnings P/S      $ .46, 1.48, 1.74, 2.25, 2.23, 2.43, 2.43, .       28.60%
                                      Dividends P/S     $ .68, .70, .83, .93, 1.00, 1.08, 1.17, 1.32       10.70%
                                      Price/Earnings Ratio                                      24.6
                                                                                                                 ------------
                                                                                                                   11,772,500
                                                                                                                 ------------
Diversified Operations (0.80%)
                              50,000  Federal Signal Corp. @ 25 7/8                                                 1,293,750
                                                                                                                 ------------
                                      Manufactures fire trucks and street sweepers,
                                      as well as public safety, signaling
                                      and communications equipment
                                      Earnings P/S      $ .32, .41, .50, .66, .65, .73, .74, .97, 1.     16.00%
                                      Dividends P/S     $ .15, .16, .19, .22, .27, .32, .36, .42, .5     16.20%
                                      Price/Earnings Ratio                                      20.7
Electrical Equipment (8.24%)
                              40,000  AMP, Inc. @ 38 3/8                                                            1,535,000
                                      World's largest manufacturer of electrical/
                                      electronic connectors
                                      Earnings P/S      $ 1.16, 1.48, 1.32, 1.35, 1.24, 1.26, 1.41,       6.30%
                                      Dividends P/S     $ .43, .50, .60, .68, .72, .76, .80, .84, .9      9.80%
                                      Price/Earnings Ratio                                      19.9
                              34,000  Emerson Electric Co. @ 96 3/4                                                 3,289,500
                                      Produces and sells electrical/electronic
                                      products and systems
                                      Earnings P/S      $ 2.00, 2.31, 2.63, 2.75, 2.83, 2.96, 3.15,       9.60%
                                      Dividends P/S     $ .98, 1.03, 1.16, 1.28, 1.34, 1.40, 1.47, 1      8.30%
                                      Price/Earnings Ratio                                      22.1
                              36,000  General Electric Co. @ 98 7/8                                                 3,559,500
                                      Dominant force in home appliances,
                                      electrical power and financial services
                                      Earnings P/S      $ 1.60, 1.88, 2.18, 2.43, 2.54, 2.54, 2.33,      11.50%
                                      Dividends P/S     $ .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44     12.30%
                                      Price/Earnings Ratio                                      23.4
                              50,000  Hubbell Inc. Class B @ 43 1/4                                                  2,162,500
                                      Manufacturer of electrical and
                                      electronic products
                                      Earnings P/S      $ .85, .97, 1.13, 1.26, 1.27, 1.39, 1.44, 1.     10.20%
                                      Dividends P/S     $ .375, .425, .535, .625, .70, .755, .775, .     11.80%
                                      Price/Earnings Ratio                                      20.8
                              35,000  W.W. Grainger, Inc. @ 80 1/4                                                  2,808,750
                                      Leading distributor of electrical equipment
                                      Earnings P/S      $ 1.48, 1.57, 1.96, 2.19, 2.36, 2.55, 2.76,      11.50%
                                      Dividends P/S     $ .39, .43, .50, .57, .61, .65, .71, .78, .8     10.80%
                                      Price/Earnings Ratio                                      20.4
                                                                                                                 ------------
                                                                                                                   13,355,250
                                                                                                                 ------------
Energy (3.75%)
                              15,000  Exxon Corp. @ 98                                                              1,470,000
                                      Major factor in the crude oil, natural gas
                                      and chemical industry
                                      Earnings P/S      $ 3.43, 4.01, 3.43, 3.10, 4.79, 3.59, 4.13,       5.10%
                                      Dividends P/S     $ 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88,       5.70%
                                      Price/Earnings Ratio                                      18.5
                              70,000  Questar Corp. @ 36 3/4                                                        2,572,500
                                      Diversified holding company for Utah,
                                      Wyoming and Colorado natural
                                      gas transmission, distribution and storage
                                      Earnings P/S      $ .67, .64, 1.27, 1.46, 1.69, 1.59, 2.24, 1.     14.60%
                                      Dividends P/S     $ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13      3.00%
                                      Price/Earnings Ratio                                      16.7
                              20,000  Shell Transport & Trading Co. PLC,
                                      American Depositary Receipts
                                      @ 102 3/8                                                                    2,047,500
                                      Explores, processes and delivers petroleum
                                      Earnings P/S*     $ 3.34, 2.99, 3.57, 3.48, 3.45, 3.18, 2.68,       3.60%
                                      Dividends P/S**   $ 16.0, 17.0, 18.4, 20.1, 20.9, 21.9, 24.0,       9.00%
                                      Price/Earnings Ratio                                      15.7
                                       * Earnings per share per ADR in $
                                      ** Dividends in pence per ordinary share
                                                                                                                 ------------
                                                                                                                    6,090,000
                                                                                                                 ------------
Finance (0.69%)
                              30,000  Federal National Mortgage
                                      Association @ 37 1/4                                                          1,117,500
                                                                                                                 ------------
                                      Issues and sells guaranteed
                                      mortgage-backed securities
                                      Earnings P/S      $ 1.55, 2.11, 3.10, 4.49, 1.30, 1.45, 1.76,       4.10%
                                      Dividends P/S     $ .03, .06, .11, .18, .26, .35, .46, .60, .6     43.20%
                                      Price/Earnings Ratio                                      16.8
Healthcare (6.45%)
                              50,000  Abbott Laboratories @ 50 3/4                                                  2,537,500
                                      Major pharmaceutical and healthcare firm
                                      Earnings P/S      $ .70, .84, .97, 1.11, 1.23, 1.42, 1.63, 1.8     14.40%
                                      Dividends P/S     $ .24, .29, .34, .40, .48, .58, .66, .74, .8     16.20%
                                      Price/Earnings Rat                                        22.1
                              72,000  Johnson & Johnson @ 49 3 /4                                                   3,582,000
                                      Major producer of prescription and
                                      non-prescription drugs, toiletries, and medical
                                      instruments and supplies
                                      Earnings P/S      $ .59, .71, .80, .86, 1.07, 1.20, 1.35, 1.53     15.30%
                                      Dividends P/S     $ .20, .24, .28, .33, .39, .45, .51, .57, .6     15.70%
                                      Price/Earnings Ratio                                      24.2
                              15,000  Medtronic, Inc. @ 68                                                          1,020,000
                                      Leading manufacturer of medical devices
                                      and instruments
                                      Earnings P/S      $ .79, .92, 1.01, .51, .63, .81, .92, 1.13,      11.40%
                                      Dividends P/S     $ .06, .07, .09, .10, .12, .14, .17, .21, .2     20.40%
                                      Price/Earnings Ratio                                      33.5
                              40,000  Pfizer, Inc. @ 82 7/8                                                         3,315,000
                                      Leading ethical pharmaceutical producer
                                      Earnings P/S      $ 1.02, 1.18, 1.01, 1.19, 1.30, 1.21, .99, 2     12.10%
                                      Dividends P/S     $ .45, .50, .55, .60, .66, .74, .84, .94, 1.     11.50%
                                      Price/Earnings Ratio                                        29
                                                                                                                 ------------
                                                                                                                   10,454,500
                                                                                                                 ------------
Information Processing (1.59%)
                              60,000  Automatic Data Processing,
                                      Inc. @ 42 7/8                                                                 2,572,500
                                                                                                                 ------------
                                      Largest independent computing services
                                      firm in the U.S.
                                      Earnings P/S      $ .54, .62, .72, .74, .83, .94, 1.07, 1.22,      12.90%
                                      Dividends P/S     $ .11, .13, .15, .17, .20, .23, .26, .29, .3     16.10%
                                      Price/Earnings Ratio                                      27.1
Information Services (1.37%)
                              30,000  Electronic Data Systems
                                      Corp. @ 43 1/4                                                                1,297,500
                                      Provides information technology services to
                                      companies worldwide
                                      Earnings P/S      $.66, .79, .91, 1.04, 1.10, 1.29, 1.46, 1.64      3.40%
                                      Dividends P/S     $ .13, .17, .24, .28, .32, .36, .40, .48, .5     18.50%
                                      Price/Earnings Ratio                                        53
                              20,000  McGraw-Hill Companies,
                                      Inc. @ 46 1/8                                                                   922,500
                                      Provides informational products and services
                                      for business and industry
                                      Earnings P/S      $ 1.64, 1.92, .91, 1.77, 1.58, 1.58, .12, 2.      4.50%
                                      Dividends P/S     $ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.      5.20%
                                      Price/Earnings Ratio                                      19.2
                                                                                                                 ------------
                                                                                                                    2,220,000
                                                                                                                 ------------
Insurance (3.13%)
                              35,000  AFLAC Corp. @ 42 3/4                                                          1,496,250
                                      Global Specialty insurer
                                      Earnings P/S      $ .62, .72, .53, .77, .92, 1.15, 1.44, 1.81,     16.10%
                                      Dividends P/S     $ .12, .13, .15, .18, .20, .23, .26, .30, .3     14.00%
                                      Price/Earnings Ratio                                      18.2
                              10,000  General Re Corp. @ 157 3/4                                                    1,577,500
                                      Broadly based reinsurance organization
                                      Earnings P/S      $ 5.04, 5.04, 6.52, 6.89, 7.12, 7.20, 7.88,       8.80%
                                      Dividends P/S     $ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80,1.88, 1      8.20%
                                      Price/Earnings Ratio                                      14.3
                              34,700  Reliastar Financial Corp. @ 57 3/4                                            2,003,925
                                      Financial services company engaged in
                                      life/health insurance and consumer finance
                                      Earnings P/S      $ 1.86, 1.58, 2.07, 1.99, 1.71, 1.92, 2.44,      11.30%
                                      Dividends P/S     $ .47, .57, .59, .65, .69, .73, .79, .88, .9      9.80%
                                      Price/Earnings Ratio                                      11.5
                                                                                                                 ------------
                                                                                                                    5,077,675
                                                                                                                 ------------
Packaging (2.14%)
                              45,000  Bemis Co. @ 36 7/8                                                            1,659,375
                                      Producer of a broad range of flexible
                                      packaging and equipment and pressure
                                      sensitive materials
                                      Earnings P/S      $ .59, .74, .90, .99, .98, 1.14, .84, 1.33,      13.50%
                                      Dividends P/S     $ .18, .22, .30, .36, .42, .46, .50, .54, .6     16.70%
                                      Price/Earnings Ratio                                        20
                              70,000  Sonoco Products Co. @ 25 7/8                                                  1,811,250
                                      Leading manufacturer of containers,
                                      paper products and packaging
                                      Earnings P/S      $ .77, 1.10, 1.18, .52, 1.07, 1.13, .99, 1.2     10.00%
                                      Dividends P/S     $ .21, .30, .39, .43, .44, .48, .50, .53, .5     13.40%
                                      Price/Earnings Ratio                                      14.7
                                                                                                                 ------------
                                                                                                                    3,470,625
                                                                                                                 ------------
Retail (2.26%)
                              82,000  Pep Boys-Manny, Moe & Jack
                                      (The) @ 30 3/4                                                                2,521,500
                                      Retailer of automotive parts and accessories
                                      Earnings P/S      $ .62, .76, .63, .70, .64, .87, 1.01, 1.27,      10.90%
                                      Dividends P/S     $ .08, .09, .11, .12, .13, .14, .15, .17, .1     11.30%
                                      Price/Earnings Ratio                                      18.3
                              50,000  Wal-Mart Stores, Inc. @ 22 7/8                                                1,143,750
                                      Operates chain of discount department stores
                                      Earnings P/S      $ .28, .37, .48, .55, .64, .80, .97, 1.11, 1     18.30%
                                      Dividends P/S     $ .03, .04, .06, .07, .09, .11, .13, .17, .2     24.10%
                                      Price/Earnings Ratio                                      18.8
                                                                                                                 ------------
                                                                                                                    3,665,250
                                                                                                                 ------------
Telecommunications (1.45%)
                              32,000  Century Telephone Enterprises,
                                      Inc. @ 30 7/8                                                                   988,000
                                      Louisiana based telecommunications
                                      company
                                      Earnings P/S      $ .60, .58, .51, .67, .63, .72, 1.09, 1.39,      15.20%
                                      Dividends P/S     $ .253, .264, .272, .280, .287, .293, .310,       9.00%
                                      Price/Earnings Ratio                                      14.2
                              60,000  Frontier Corp. @ 22 5/8                                                       1,357,500
                                      Fifth largest long distance telephone company
                                      Earnings P/S      $ .93, 1.06, .99, .96, 1.14, 1.01, 1.15, 1.4      8.10%
                                      Dividends P/S     $ .66, .68, .71, .73, .75, .77, .79, .81, .8      2.90%
                                      Price/Earnings Ratio                                      12.1
                                                                                                                 ------------
                                                                                                                    2,345,500
                                                                                                                 ------------
Utilities (1.49%)
                              30,000  Central & South West Corp. @ 25 5/8                                             768,750
                                      Dallas-based utility holding company
                                      Earnings P/S      $ 1.96, 1.72, 1.63, 1.90, 1.92, 1.90, 2.07, NMF
                                      Dividends P/S     $ 1.14, 1.22, 1.30, 1.38, 1.46, 1.54, 1.62,       4.80%
                                      Price/Earnings Ratio                                      17.2
                              40,000  National Fuel Gas Co. @ 41 1/4                                                1,650,000
                                      Integrated gas holding company serving
                                      N.Y., PA and Ohio
                                      Earnings P/S      $ 1.49, 1.65, 1.93, 1.83, 1.68, 1.94, 2.21,       7.20%
                                      Dividends P/S     $ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53,       3.80%
                                      Price/Earnings Ratio                                      15.1
                                                                                                                    2,418,750
                                                                                                                 ------------
                            TOTAL COMMON STOCKS
                            (Cost $71,883,494)                                                                     96,421,050
                                                                                                                 ------------
PREFERRED STOCKS (0.77%)
                              25,000  Salomon Inc. 7.625%, Ser FSA, Conv.
                                      Pfd. @ 30 5/8                                                                   765,625
                              10,000  Wang Laboratories Inc. 6.50%, Ser B
                                      Conv. Pfd. @ 49                                                                 490,000
                                                                                                                 ------------
                            TOTAL PREFERRED STOCKS
                            (Cost $1,165,625)                                                                       1,255,625
                                                                                                                 ------------


PAR VALUE
   (000'S                                                                                                              MARKET
 OMITTED)                                                                                                               VALUE
---------                                                                                                              ------
CORPORATE BONDS (18.59%)
                              1,000   Banc One Credit Card Corp.,
                                      Sr Sub Note 7.55%, 12-15-99
                                      @ 101.437                                                                     1,014,370
                              1,000   Bank of Scotland, Sub Note 8.85%,
                                      11-01-06 @ 112.442                                                            1,124,420
                              1,000   Barclays North American Capital,
                                      Deb. 9.75%, 05-15-21 @ 114.125                                                1,141,250
                              1,100   CTC Mansfield Funding Corp., Secured
                                      Lease Obligation Bonds 11.125%,
                                      09-30-16 @ 105.5                                                              1,160,500
                              1,000   Cablevision Systems Corp., Sr Sub
                                      Debs 10.75%, 04-01-04 @ 104                                                   1,040,000
                              1,500   Century Communications, Sen
                                      Note 9.75%, 02-15-02 @103                                                     1,545,000
                              1,300   GTE Corp., Deb 10.25%,
                                      11-01-20 @ 114.208                                                            1,484,704
                              1,500   Georgia-Pacific Corp., Deb 9.75%,
                                      01-15-18 @ 104.325                                                            1,564,875
                              1,500   Hydro-Quebec Corp. Deb Ser HS
                                      9.40%, 02-01-21 @ 120.592                                                     1,808,880
                              1,800   Landeskreditbank Baden-Wurttemberg,
                                      Sub Note 7.625%, 02-01-23
                                      @ 106.148                                                                     1,910,664
                              1,822   Long Island Lighting Co., Deb 8.9%,
                                      07-15-19 @ 102.025                                                            1,858,896
                                600   Mass Mutual Life, Sub Note 7.625%,
                                      11-15-23 @ 100.076(R)                                                           600,456
                              1,000   Midland American Capital Corp.,
                                      Gtd Note 12.75%, 11-15-03
                                      @ 110.977                                                                     1,109,770
                              2,398   Midland Cogeneration Venture
                                      Deb Ser C-91 10.33%, 07-23-02 @ 106.25                                        2,547,676
                                670   National Westminster Bancorp,
                                      Deb 12.125%, 11-15-02 @ 104.815                                                 702,261
                                750   New York Life 7.50%, 12-15-23
                                      @ 96.892(R)                                                                     726,690
                                400   RJR Nabisco Capital Corp., Sr Sub
                                      Deb 8.75%, 04-15-04 @ 100.926                                                   403,704
                                500   Scandinavian Airlines System,
                                      Deb 9.125%, 07-20-99 @ 106.125                                                  530,625
                              1,100   Security Pacific Corp., Sub Note 11.50%,
                                      11-15-00 @ 116.454                                                            1,280,994
                                750   Standard Credit Card Master Trust,
                                      Credit Card Participation Certificates,
                                      8.25%, 01-07-07 @ 108.593                                                       814,448
                              1,000   Standard Credit Card Master Trust,
                                      Credit Card Participation Certificates,
                                      7.25%, 04-07-08 @ 102.25                                                      1,022,500
                                650   Thrifty Payless, Inc., Sr. Sub Note,
                                      12.25%, 04-15-04 @ 117.75                                                       765,375
                              1,900   TKR Cable 1, Inc. Deb 10.50%,
                                      10-30-07 @ 105.107                                                            1,997,033
                              1,500   Viacom, Inc., Sub Deb. 7.75%,
                                      06-01-05 @ 98.467                                                             1,477,005
                                500   360 Communications Co.,
                                      Sr. Notes 7.125%, 03-01-03
                                      @ 98.791                                                                        493,955
                                                                                                                 ------------
                            TOTAL CORPORATE BONDS
                            (Cost $30,428,867)                                                                     30,126,051
                                                                                                                 ------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (13.75%)
                              2,906   Federal National Mort. Assn.
                                      7.00%, 07-01-11 @ 99.875                                                      2,902,857
                              2,038   Federal National Mort. Assn.
                                      7.50%, 08-01-08 @ 101.668                                                     2,071,803
                                  8   Federal National Mort. Assn.
                                      REMIC 9.80%, 05-25-19 @ 99.625                                                    8,249
                              1,790   Financing Corp., Bond 9.65%,
                                      11-02-18 @ 128.859                                                            2,306,576
                                153   Government National Mort. Assn.
                                      9.00%, 04-15-21 @ 106.593                                                       162,729
                              1,874   Government National Mort. Assn.
                                      7.00%, 06-15-23 @ 98.25                                                       1,840,896
                              3,750   United States Treasury, Bond 12%,
                                      08-15-13 @ 143.047                                                            5,364,263
                              5,250   United States Treasury, Bond 10.75%,
                                      08-15-05 @ 128.297                                                            6,735,593
                                768   United States Treasury, Bond 8.125%,
                                      08-15-19 @ 115.672                                                              888,361
                                                                                                                 ------------
                            TOTAL UNITED STATES GOVERNMENT
                            AND AGENCIES OBLIGATIONS
                            (Cost $22,311,123)                                                                     22,281,327
                                                                                                                 ------------


PAR VALUE
   (000'S                                                                                              INTEREST        MARKET
  OMITTED)                                                                                                 RATE         VALUE
----------                                                                                             --------        ------
SHORT-TERM INVESTMENTS (7.23%)
11,719   Joint Repurchase Agreement
         Investment in a joint repurchase
         agreement transaction with
         Lehman Brothers, Inc. -
         Dated 12-31-96,
         Due 01-02-97
         (secured by U.S. Treasury
         Bonds, 7.25% thru 12.50%
         due 08-15-14 thru
         08-15-22), - Note A                                                                             6.70%    $11,719,000
                                                                                                                 ------------
         Corporate Savings Account (0.00%)
         Investors Bank & Trust Company
         Daily Interest Savings Account
         Current Rate 4.75%                                                                                               460
                                                                                                                 ------------
                            TOTAL SHORT-TERM INVESTMENTS                                                           11,719,460
                                                                                                                 ------------
                            TOTAL INVESTMENTS                                                          (99.82%)  $161,803,513
                                                                                                        ======   ============

(R) These securities are exempt from registration under Rule 144A of the securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,327,146 as of December 31, 1996

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

NMF No Meaningful Figure

See notes to financial statements.



NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust. (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Balanced Fund (the "Fund") John Hancock Growth and Income Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide current income and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value. The Adviser has entered into a subadvisory agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended December 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $186,339. Out of this amount, $26,816 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $54,683 was paid as sales commissions to unrelated broker-dealers and $104,840 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996, of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $188,965.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc.("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 was paid at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $835.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $45,231,095 and $61,820,453, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated
$73,511,775 and $74,090,013, respectively.

The cost of investments owned at December 31, 1996 (excluding the corporate savings account), for federal income tax purposes was $137,533,655. Gross unrealized appreciation and depreciation of investments aggregated $26,241,360 and $1,971,962, respectively, resulting in net unrealized appreciation of $24,269,398.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Sovereign Balanced Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Balanced Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of John Hancock Sovereign Balanced Fund for the year ended December 31, 1992 were audited by other auditors whose report dated February 3, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Balanced Fund portfolio of John Hancock Investment Trust at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                       /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1996.

The Fund designated a distribution to shareholders of $5,983,035 as long-term capital gain dividends. Shareholders were mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

U.S. Government Obligations: Income from these investment may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills and notes was 7.96% at year end. The percentage of income derived from U.S. Treasury bonds, bills and notes was 14.01%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 1.41% at year end. The Fund did not derive any income from these investments. For specific information on exemption provisions in your state, consult your local state tax office or adviser.

With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1996, 38% qualifies for the dividends received deduction available to corporations.


SHAREHOLDER MEETING (UNAUDITED)

On June 28, 1996, a special meeting of John Hancock Sovereign Balanced Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 6,963,639 FOR, 110,596 AGAINST and 671,018 ABSTAINING.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                FOR        WITHHELD
---------------------       ---------     -------
Edward J. Boudreau, Jr.     8,426,916     298,303
Thomas W.L. Cameron         8,427,064     298,155
James F. Carlin             8,426,916     298,303
William H. Cunningham       8,426,916     298,303
Charles F. Fretz            8,426,916     298,303
Harold R. Hiser, Jr.        8,422,277     302,942
Anne C. Hodsdon             8,427,064     298,155
Charles L. Ladner           8,426,916     298,303
Leo E. Linbeck, Jr.         8,426,916     298,303
Patricia P. McCarter        8,427,064     298,155
Steven R. Pruchansky        8,425,033     300,185
Richard S. Scipione         8,426,232     298,987
Norman H. Smith             8,425,789     299,430
John P. Toolan              8,426,916     298,303

Historical Data (Unaudited)
The table below shows the record of the Fund since inception in 1992.
---------------------------------------------------------------------

CLASS A                                  PER SHARE
 YEAR                     ------------------------------------------
 ENDED         SHARES      DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31     OUTSTANDING   FROM INCOME     VALUE         DISTRIBUTION
--------    -----------   -----------    ---------      ------------
1992(1)        568,842     $0.0473         $10.19               --
1993         5,792,163      0.4539          10.74          $0.1390
1994         6,295,898      0.4951           9.84           0.0231
1995         5,943,279      0.4373          11.75               --
1996         5,805,051      0.4113          12.27           0.4733


CLASS B                                  PER SHARE
YEAR                      ------------------------------------------
ENDED          SHARES      DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31     OUTSTANDING   FROM INCOME     VALUE         DISTRIBUTION
--------    -----------   -----------    ---------      ------------
1992(1)      1,403,452     $0.0292         $10.20               --
1993         7,327,059      0.3816          10.75          $0.1390
1994         8,046,236      0.4296           9.84           0.0231
1995         7,478,401      0.3632          11.74               --
1996         7,404,823      0.3257          12.27           0.4733

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.


Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the John Hancock Sovereign Balanced Fund as of December 31,
1996.
--------------------------------------------------------------------------
                                  PERCENT OF
COMPANY                       DIVIDEND INCREASE
-------                       -----------------
Abbott Laboratories                      14.29%
AFLAC Corp.                               15.3%
Air Products and Chemicals                 5.8%
Alco Standard Corp.                        7.7%
AMP, Inc.                                  8.7%
Archer-Daniel Midland Co.                  5.0%
Automatic Data Processing, Inc.           15.0%
Banc One Corp.                            10.0%
Bemis Co.                                 12.5%
Central and SouthWest Corp.                1.2%
Century Telephone Enterprises, Inc.        9.1%
ConAgra, Inc.                             14.7%
CPC International, Inc.                    7.9%
Dover Corp.                               13.3%
E I DuPont De Nemours & Co.                9.6%
Electronic Data Systems Corp.             15.4%
Emerson Electric Co.                      10.2%
Exxon Corp.                                5.3%
Federal National Mortgage Association     11.8%
Federal Signal Corp.                      15.5%
First Tennessee National Corp.            13.2%
Frontier Corp.                             2.4%
General Electric Co.                      13.0%
General Re Corp.                           4.1%
Hubbell, Inc., Cl B                       10.6%
Interpublic Group of Cos., Inc. (The)      9.7%
Johnson & Johnson                         15.2%
Kimberly-Clark Corp.                       2.2%
McGraw-Hill Companies, Inc.               10.0%
Medtronic, Inc.                           46.2%
National Fuel Gas Co.                      3.7%
NationsBank Corp.                         13.8%
Pall Corp.                                16.7%
Pentair, Inc.                              8.0%
Pep Boys - Manny, Moe & Jack (The)        10.5%
PepsiCo, Inc.                             15.0%
Pfizer, Inc.                              15.4%
Pitney Bowes, Inc.                        15.0%
Procter & Gamble Co. (The)                12.5%
Questar Corp.                              3.4%
Reliastar Financial Corp.                 12.0%
Shell Transport & Trading Co.,
PLC (ADR)                                 20.8%
Sigma Aldrich Corp.                       13.6%
Sonoco Products Co.                       10.0%
Southern National Corp.                   17.4%
Sysco Corp.                               15.4%
W. W. Grainger, Inc.                       8.7%
Wal-Mart Stores, Inc.                      5.0%
Worthington Industries, Inc.               9.1%
                                   ------------
The average dividend increase
for this group was                       11.45%
                                   ============


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Sovereign Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on
Recycled Paper."              3600A           12/96
                                               2/97


                         John Hancock Funds
                             Sovereign
                             Investors
                               Fund

                           ANNUAL REPORT

                         December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY JOHN F. SNYDER III AND BARRY EVANS, CFA, CO-PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

Despite volatility, stocks continued to climb in 1996;
more modest returns likely in 1997

Once again, stock investors had much to cheer about in 1996. The Dow Jones Industrial Average soared 28.91%, with reinvested dividends, while the Standard & Poor's 500-Stock Index climbed 22.95%. Added to 1995's gains of more than 30% for the major market indices, stock investors have enjoyed impressive two-year gains of more than 50%.

While those returns are certainly cause for celebration, the mood wasn't always so festive throughout the year. Sentiment swung sharply as investors tried to figure out where the economy was headed. The result was a volatile stock market that often fell victim to the latest economic news. Throughout the year, stock prices dropped as weaker economic reports sparked fears of a slowing economy -- and then rallied back as stronger-than-expected news reassured investors that the economy was still on track.

In the fourth quarter of the year, the market volatility subsided somewhat as we shifted toward what we call a "Goldilocks Economy." That is, an economy that is not too hot and not too cold, but just right. The Federal Reserve Bank -- the supreme arbiter of economic growth -- has stuck by its neutral interest-rate policy, indicating that it believes the economy is moving along at just the right pace.

A 2 1/4" x 3 1/2" photo of the portfolio management team at bottom right. Caption reads: "Sovereign Investors Fund management team members:
(l-r) Anne McDermott, John Snyder, Barry Evans, Jere Estes."

"Once again,
stock
investors had
much to
cheer about
in 1996."

Tracking performance

John Hancock Sovereign Investors Fund turned in an especially strong performance in the first three quarters of the year, thanks to the market's "flight to quality."

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) General Electric 4.8 %; 2) Emerson Electric 2.7%; 3) Johnson & Johnson 2.4 % 4) Alco Standard 2.2 %
5) E.I. du Pont de Nemours 2.2%. A footnote below reads: "As a percentage of net assets on December 31, 1996."

"...we
continue to
invest in
high-quality
growth
companies..."

During periods of uncertainty like this, investors tend to flock to large, high-quality stocks with reliable earnings -- the type of stocks in which Sovereign Investors Fund invests. Our largest holding, General Electric, is a perfect example. Investors have been attracted to the company's consistently improving revenues and profits. The stock was up nearly 38% for the year. Procter & Gamble was another winner. By continuing to gain market share both domestically and globally, this consumer products powerhouse has been able to maintain its solid earnings growth. Finally, DuPont has improved profitability by shedding some of its low-margin, slow-growth business.

Conditions in the fourth quarter took some shine off the Fund's overall performance. Technology stocks -- which make up 14% of the S&P 500 -- led the market during the last quarter of the year. While many of our competitors have sizable holdings in the sector, we own virtually no technology stocks. Technology stocks just don't meet our fundamental investment criterion of having increased dividends consistently for at least the past 10 years. As a result, we didn't participate fully in the market's year-end rally.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is General Electric followed by an up arrow and the phrase "Improving sales/earnings." The second listing is DuPont followed by an up arrow and the phrase "Restructuring improves business prospects." The third listing is Electronic Data Systems followed by a down arrow and the phrase "Slowing orders." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

All told, however, the Fund turned in solid results in 1996. For the 12 months ended December 31, 1996, the Fund's Class A, Class B, and Class C shares had total returns of 17.57%, 16.67% and 17.99%, respectively, at net asset value. By comparison, the average growth and income fund returned 20.78%, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term Fund performance information.

Investment focus

Our fundamental investment strategy remains firmly in place. We continue to invest in high-quality growth companies that have consistently increased their dividends for at least the past 10 years. Although high-quality growth stocks are attractive long-term investments, they particularly make sense in this environment, where there is so much uncertainty about the economy and earnings.

In the past several months, we have pared back some of the Fund's largest holdings such as PepsiCo and NationsBank in favor of new investments. Not only did we want to take profits, but we also wanted to diversify the portfolio. In selecting new stocks, we've targeted companies that are -- and can remain -- leaders in their industry. With pricing power diminishing, companies must find other ways to grow earnings such as increasing market share, restructuring businesses or going global.

Rockwell International is one of our favorite restructuring stories. The company sold its aerospace and defense business to Boeing. Now the company can fully concentrate on its core business: factory automation. Not only does Rockwell boast a superb balance sheet, but the company is planning to buy back nearly $1 billion in stock over the next year. With its new structure, we expect the company to grow earnings 15% annually for at least the next five years.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are four solid bars. The first represents the 17.57% total return for John Hancock Sovereign Investors Fund: Class A. The second represents the 16.67% total return for John Hancock Sovereign Investors Fund: Class B. The third represents the 17.99% return for John Hancock Sovereign Investors Fund: Class C. The fourth represents 20.78% return for the average growth and income fund. The footnote below states: "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

Pall, which manufacturers filters and equipment used in fluid processing, aerospace and medical applications, is another new favorite. One of the most exciting opportunities for Pall is blood filtering. Pall filters greatly reduce the spread of infection. With all the publicity surrounding blood borne infections, it seems likely that filtering will become a standard procedure.

Looking forward

We're cautiously optimistic about stocks in the year ahead. As far as the economy is concerned, we expect to see more of the same modest growth in 1997. Consumers are strapped with mounds of debt. Therefore, spending is likely to remain at modest levels as evidenced by the slow Christmas season. Since consumer spending accounts for nearly two-thirds of the gross domestic product (GDP), lackluster spending is likely to keep a lid on economic growth.

With the economy likely to grow in the 2.5% to 3% range next year, corporate profits are likely to drop back to more normal levels of 8% to 10% from their unusually high level of 20% in 1995 and 1996. Other factors will also dampen growth prospects for corporate America. Declining labor costs have produced strong tailwinds for U.S. companies in the last few years. With labor costs now moving in the other direction, companies are likely to see their margins squeezed. In addition, rising energy costs are likely to put pressure on earnings.

With more sluggish growth in profits, we're likely to see more disappointments as large-cap companies report earnings in 1997. Companies that can grow earnings in the double digits will be the exception, not the rule. As corporate earnings begin to trend down, high-quality growth stocks with steady earnings will become even more attractive to investors.

"We're
cautiously
optimistic
about stocks
in the year
ahead."


This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on July 1, 1993 and January 3, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996
                                      ONE      FIVE       MOST RECENT
                                     YEAR      YEARS       TEN YEARS
                                 ----------  ----------    ----------
John Hancock Sovereign Investors
Fund: Class A                      11.69%      60.52%        202.05%

John Hancock Sovereign Investors
Fund: Class B                      11.67%      46.46%(1)       N/A

John Hancock Sovereign Investors
Fund: Class C                      17.99%      58.34%(2)       N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996
                                      ONE      FIVE      MOST RECENT
                                     YEAR      YEARS      TEN YEARS
                                 ----------  ----------   ----------
John Hancock Sovereign Investors
Fund: Class A                      11.69%       9.93%         11.69%
John Hancock Sovereign Investors
Fund: Class B                      11.67%      12.83%(1)       N/A
John Hancock Sovereign Investors
Fund: Class C                      17.99%      13.42%(2)       N/A

YIELDS

As of December 31, 1996
                                                          SEC 30-DAY
                                                            YIELD
                                                         -----------
John Hancock Sovereign Investors Fund: Class A               1.58%
John Hancock Sovereign Investors Fund: Class B               0.84%
John Hancock Sovereign Investors Fund: Class C               2.09%


                             Notes to Performance

(1) Class B shares started on January 3, 1994.

(2) Class C shares started on May 7, 1993.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Sovereign Investors Fund
Class A shares

Line chart with the heading Sovereign Investors Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $41,396 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on December 31, 1986, before sales charge, and is equal to $31,804 as of December 31, 1996. The third line represents the Sovereign Investors Fund, after sales charge, and is equal to $30,205 as of December 31, 1996.


Sovereign Investors Fund
Class B shares

Line chart with the heading Sovereign Investors Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $17,131 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund, before sales charge, on January 3, 1994, and is equal to $14,646 as of December 31, 1996. The third line represents the value of the Sovereign Investors Fund, after sales charge, and is equal to $14,346 as of December 31, 1996.


Sovereign Investors Fund
Class C Shares

Line chart with the heading Sovereign Investors Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $18,513 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund, before sales charge, on May 6, 1993, and is equal to $15,834 as of December 31, 1996.



FINANCIAL STATEMENTS

John Hancock Funds - Sovereign Investors Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1996
----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $1,152,028,405)                                       $1,568,478,600
Corporate bonds (cost - $57,807,224)                              58,919,775
United States government and
agencies obligations (cost - $111,992,237)                       112,600,353
Joint repurchase agreement (cost - $68,123,000)                   68,123,000
Short term investments (cost - $59,819,345)                       59,819,345
Corporate savings account                                          1,024,655
                                                              --------------
                                                               1,868,965,728
Receivable for shares sold                                           848,826
Receivable for investments sold                                    2,000,000
Interest receivable                                                3,001,478
Dividends receivable                                               3,433,542
Other assets                                                          87,768
                                                              --------------
Total Assets                                                   1,878,337,342
----------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                     1,145,397
Payable for investments purchased                                  8,264,130
Payable to John Hancock Advisers, Inc. and
 and affiliates - Note B                                           3,231,333
Accounts payable and accrued expenses                                218,977
                                                              --------------
Total Liabilities                                                 12,859,837
----------------------------------------------------------------------------
Net Assets:
Capital paid-in                                               $1,407,791,565
Accumulated net realized gain on investments                      39,507,785
Net unrealized appreciation of investments                       418,178,155
                                                              --------------
Net Assets                                                    $1,865,477,505
============================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding with $0.01 per share par value)
Class A - $1,429,523,356 / 73,390,083                                 $19.48
============================================================================

Class B - $406,522,767 / 20,888,201                                   $19.46
============================================================================

Class C - $29,431,382 / 1,510,614                                     $19.48
============================================================================

Maximum Offering Price *
Class - A ($19.48 x 105.26%)                                          $20.51
============================================================================

* On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1996
----------------------------------------------------------------------------
Investment Income:
Dividends                                                        $32,606,341
Interest                                                          18,764,586
                                                              --------------
                                                                  51,370,927
                                                              --------------
Expenses:
Investment management fee - Note B                                 9,708,887
Distribution/service fee - Note B
 Class A                                                           4,073,097
 Class B                                                           3,350,040
Transfer agent fee - Note B                                        3,454,204
Financial services fee - Note B                                      321,896
Custodian fee                                                        257,949
Printing                                                             256,486
Registration and filing fees                                         160,390
Trustees' fees                                                       148,896
Legal fees                                                            95,635
Auditing fee                                                          50,907
Miscellaneous                                                         38,644
                                                              --------------
Total Expenses                                                    21,917,031
----------------------------------------------------------------------------
Net Investment Income                                             29,453,896
----------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                            132,393,369
Change in net unrealized appreciation/depreciation
 of investments                                                  112,475,113
                                                              --------------
Net Realized and Unrealized
Gain on Investments                                              244,868,482
----------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                       $274,322,378
============================================================================

See notes to financial statements.




Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                               ---------------------------------
                                                                                    1995              1996
                                                                               ---------------   ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                              $32,531,034       $29,453,896
Net realized gain on investments sold                                               20,230,031       132,393,369
Change in net unrealized appreciation/
depreciation of investments                                                        299,815,354       112,475,113
                                                                               ---------------   ---------------
Net Increase in Net Assets
Resulting from Operations                                                          352,576,419       274,322,378
                                                                               ---------------   ---------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.3959 and $0.3585
per share, respectively)                                                           (28,762,733)      (25,069,146)
Class B - ($0.2764 and $0.2155
per share, respectively)                                                            (3,339,275)       (3,858,864)
Class C - ($0.4637 and $0.4290
per share, respectively)                                                              (477,188)         (549,349)
Distributions from net realized gain
on investments sold
Class A - ($0.0837 and $1.1552
per share, respectively)                                                            (5,956,805)      (80,116,607)
Class B - ($0.0837 and $1.1552
per share, respectively)                                                            (1,191,400)      (22,820,809)
Class C - ($0.0837 and $1.1552
per share, respectively)                                                               (92,650)       (1,639,314)
                                                                               ---------------   ---------------
Total Distributions to
Shareholders                                                                       (39,820,051)     (134,054,089)
                                                                               ---------------   ---------------
From Fund Share Transactions - Net*                                                 11,863,118       167,161,216
                                                                               ---------------   ---------------
Net Assets:
Beginning of period                                                              1,233,428,514     1,558,048,000
                                                                               ---------------   ---------------
End of period (including
undistributed net investment
income of $23,463 and none,
respectively)                                                                   $1,558,048,000    $1,865,477,505
                                                                               ===============   ===============


* Analysis of Fund Share Transactions:

                                                                 YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------
                                                         1995                                1996
                                         -----------------------------------   ---------------------------------
                                               SHARES            AMOUNT            SHARES            AMOUNT
                                           ---------------   ---------------   ---------------   ---------------

CLASS A
Shares sold                                     13,351,175      $214,650,741        18,780,738      $361,408,507
Shares issued to shareholders
in reinvestment of distributions                 1,912,922        31,795,613         5,004,684        97,643,950
                                           ---------------   ---------------   ---------------   ---------------
                                                15,264,097       246,446,354        23,785,422       459,052,457
Less shares repurchased                        (20,197,037)     (323,191,321)      (22,048,259)     (423,528,648)
                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                         (4,932,940)     ($76,744,967)        1,737,163       $35,523,809
                                           ===============   ===============   ===============   ===============

CLASS B
Shares sold                                      6,957,758      $112,134,961         9,159,545      $176,783,839
Shares issued to shareholders
in reinvestment of distributions                   251,051         4,209,585         1,269,661        24,792,933
                                           ---------------   ---------------   ---------------   ---------------
                                                 7,208,809       116,344,546        10,429,206       201,576,772
Less shares repurchased                         (1,772,868)      (28,714,271)       (3,973,684)      (77,636,976)
                                           ---------------   ---------------   ---------------   ---------------
Net increase                                     5,435,941       $87,630,275         6,455,522      $123,939,796
                                           ===============   ===============   ===============   ===============

CLASS C
Shares sold                                        325,074        $5,184,377           369,676        $7,183,772
Shares issued to shareholders
in reinvestment of distributions                    34,194           569,771           112,176         2,188,658
                                           ---------------   ---------------   ---------------   ---------------
                                                   359,268         5,754,148           481,852         9,372,430
Less shares repurchased                           (305,670)       (4,776,338)          (87,535)       (1,674,819)
                                           ---------------   ---------------   ---------------   ---------------
Net increase                                        53,598          $977,810           394,317        $7,697,611
                                           ===============   ===============   ===============   ===============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                             1992(1)         1993          1994          1995          1996
                                            ---------     ---------     ---------     ---------     ---------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $14.31        $14.78        $15.10        $14.24        $17.87
                                            ---------     ---------     ---------     ---------     ---------
Net Investment Income                            0.47          0.44          0.46          0.40       0.36(4)
Net Realized and Unrealized
Gain (Loss) on Investments                       0.54          0.39         (0.75)         3.71          2.77
                                            ---------     ---------     ---------     ---------     ---------
Total from Investment
Operations                                       1.01          0.83         (0.29)         4.11          3.13
                                            ---------     ---------     ---------     ---------     ---------
Less Distributions:
Dividends from Net
Investment Income                               (0.45)        (0.42)        (0.46)        (0.40)        (0.36)
Distributions from Net
Realized Gain on
Investments Sold                                (0.09)        (0.09)        (0.11)        (0.08)        (1.16)
                                            ---------     ---------     ---------     ---------     ---------
Total Distributions                             (0.54)        (0.51)        (0.57)        (0.48)        (1.52)
                                            ---------     ---------     ---------     ---------     ---------
Net Asset Value,
End of Period                                  $14.78        $15.10        $14.24        $17.87        $19.48
                                             ========      ========      ========      ========      ========

Total Investment Return
at Net Asset Value (3)                           7.23%         5.71%        (1.85%)       29.15%        17.57%
Ratios and Supplemental
Data
Net Assets, End of Period
(000's omitted)                              $872,932    $1,258,575    $1,090,231    $1,280,321    $1,429,523
Ratio of Expenses to Average
Net Assets                                       1.13%         1.10%         1.16%         1.14%         1.13%
Ratio of Net Investment
Income to Average Net
Assets                                           3.32%         2.94%         3.13%         2.45%         1.86%
Portfolio Turnover Rate                            30%           46%           45%           46%           59%
Average Brokerage
Commission Rate (7)                               N/A           N/A           N/A           N/A       $0.0696

CLASS B (2)
Per Share Operating
Performance
Net Asset Value, Beginning
of Period                                                                  $15.02        $14.24        $17.86
                                                                        ---------     ---------     ---------
Net Investment Income (4)                                                    0.38          0.27          0.21
Net Realized and Unrealized
Gain (Loss) on Investments                                                  (0.69)         3.71          2.77
                                                                        ---------     ---------     ---------
Total from Investment
Operations                                                                  (0.31)         3.98          2.98
                                                                        ---------     ---------     ---------
Less Distributions:
Dividends from Net
Investment Income                                                           (0.36)        (0.28)        (0.22)
Distributions from Net
Realized Gain on Investments
Sold                                                                        (0.11)        (0.08)        (1.16)
                                                                        ---------     ---------     ---------
Total Distributions                                                         (0.47)        (0.36)        (1.38)
                                                                        ---------     ---------     ---------
Net Asset Value, End of
Period                                                                     $14.24        $17.86        $19.46
                                                                         ========      ========      ========

Total Investment Return
at Net Asset Value (3)                                                      (2.04%)(5)    28.16%        16.67%

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                                          $128,069      $257,781      $406,523
Ratio of Expenses to Average
Net Assets                                                                   1.86%(6)      1.90%         1.91%
Ratio of Net Investment Income
to Average Net Assets                                                        2.57%(6)      1.65%         1.10%
Portfolio Turnover Rate                                                        45%           46%           59%
Average Brokerage Commission
Rate (7)                                                                      N/A           N/A       $0.0696

                                                                 YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------
                                                               1993          1994          1995          1996
                                                          ---------     ---------     ---------     ---------
CLASS C (2)
Per Share Operating Performance
Net Asset Value, Beginning of Period                         $14.79        $15.11        $14.24        $17.87
                                                          ---------     ---------     ---------     ---------
Net Investment Income                                          0.27          0.52          0.46       0.44(4)
Net Realized and Unrealized (Loss)
on Investments                                                 0.48         (0.77)         3.71          2.76
                                                          ---------     ---------     ---------     ---------
Total from Investment Operations                               0.75         (0.25)         4.17          3.20
                                                          ---------     ---------     ---------     ---------
Less Distributions:
Dividends from Net
Investment Income                                             (0.34)        (0.51)        (0.46)        (0.43)
Distributions from Net
Realized Gain on Investments Sold                             (0.09)        (0.11)        (0.08)        (1.16)
                                                          ---------     ---------     ---------     ---------
Total Distributions                                           (0.43)        (0.62)        (0.54)        (1.59)
                                                          ---------     ---------     ---------     ---------
Net Asset Value, End of Period                               $15.11        $14.24        $17.87        $19.48
                                                           ========      ========      ========      ========

Total Investment Return at
Net Asset Value (3)                                            5.13%(5)     (1.57%)       29.68%        17.99%
Ratios and Supplemental
Data Net Assets, End of
Period (000's omitted)                                      $10,189       $15,128       $19,946       $29,431
Ratio of Expenses to Average
Net Assets                                                     0.88%(6)      0.81%         0.74%         0.75%
Ratio of Net Investment
Income to Average Net Assets                                   3.17%(6)      3.53%         2.84%         2.26%
Portfolio Turnover Rate                                          46%           45%           46%           59%
Average Brokerage
Commission Rate (7)                                             N/A           N/A           N/A       $0.0696

(1) This period is covered by the report of other independent auditors (not included herein).
(2) Class B and Class C shares commenced operations on January 3, 1994, and May 7, 1993 respectively.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Based on the average of the shares outstanding at the end of each month.
(5) Not annualized.
(6) Annualized.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




The Schedule of Investments is a complete list of all securities owned by the Sovereign
Investors Fund on December 31, 1996. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
December 31, 1996

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, but are unaudited.
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 COMPOUND
NUMBER                                                                                             GROWTH           MARKET
OF SHARES                                                                                            RATE            VALUE
                                                                                                 ----------        --------
COMMON STOCKS (83.50%)

Advertising (1.78%)
  700,000  Interpublic Group, Inc. @ 47 1/2                                                                     $33,250,000
           One of the largest advertising agencies                                                              -----------
           in the world
           Earnings P/S          $ .75, .91, 1.05, 1.12, 1.23, 1.43, 1.49, 1.79, 2.04, 1.97         11.3%
           Dividends P/S         $ .22, .26, .32, .37, .41, .45, .49, .55, .61, .67                 13.2%
           Price/Earnings Ratio                                                              24.6

Aerospace (1.31%)
  400,000 Rockwell International Corp. @ 60 7/8                                                                  24,350,000
                                                                                                                -----------
           Leading producer of aerospace, automotive
           and electronics products
           Earnings P/S          $1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79         7.5%
           Dividends P/S         $.66, .72, .77, .82, .88, .92, .96, 1.04, 1.10, 1.16                6.5%
           Price/Earnings Ratio                                                              14.7

Banks (5.50%)
  375,000 Banc One Corp. @ 43                                                                                   16,125,000
           Ohio-based bank holding company
           Earnings P/S          $ 1.19, 1.56, 1.66, 1.83, 1.65, 2.07, 2.44, 2.73, 2.27, 3.15       11.4%
           Dividends P/S         $ .45, .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36              13.1%
           Price/Earnings Ratio                                                              14.0
  250,000 Corestates Financial Corp. @ 51 7/8                                                                   12,968,750
           Operates 334 full service offices located
           in PA, NJ and DE
           Earnings P/S          $ 1.96, 2.25, 1.02, .78, .83, 2.20, 2.43, 1.62, 2.86, 3.05          5.0%
           Dividends P/S         $ .70, .77, .87, .96, .97, 1.02, 1.14, 1.24, 1.44, 1.73            10.6%
           Price/Earnings Ratio                                                              16.7
  600,000 First Tennessee National Corp. @ 37 1/2                                                               22,500,000
           Tennessee-based bank holding company
           Earnings P/S          $ .78, 1.10, .65, .98, 1.26, 1.76, 1.52, 2.02, 2.24, 2.55          14.1%
           Dividends P/S         $ .40, .43, .49, .54, .57, .63, .75, .87, .97, 1.10                11.9%
           Price/Earnings Ratio                                                              14.8
  300,000 KeyCorp. @ 50 1/2                                                                                     15,150,000
           Multi-regional bank holding company
           Earnings P/S          $ 1.88, 2.10, 2.32, 2.32, 2.45, 2.52, 2.98, 3.15, 3.23, 3.56        7.4%
           Dividends P/S         $.60, .68, .80, .88, .92, .98, 1.12, 1.28, 1.44,1.52               10.9%
           Price/Earnings Ratio                                                              14.3
  300,000 NationsBank Corp. @ 97 3/4                                                                            29,325,000
           Largest superregional bank in the Southeast
           Earnings P/S          $ 2.01, 2.87, 4.44, 2.61, .76, 2.60, 4.55, 6.02, 6.72, 7.69        16.1%
           Dividends P/S         $ .86, .94, 1.10, 1.42, 1.48, 1.51, 1.64, 1.88, 2.08, 2.40         12.1%
           Price/Earnings Ratio                                                              13.2
  147,000 U.S. Bancorp @ 44 15/16                                                                                6,605,812
           Multi-regional bank holding company
           Earnings P/S          $ 1.23, 1.39, 1.66, 1.99, 1.97, 1.91, 2.46, 1.65, 2.55, 2.43        7.9%
           Dividends P/S         $ .37, .46, .51, .61, .71, .76, .85, .94, 1.06, 1.18               13.8%
           Price/Earnings Ratio                                                              18.3
                                                                                                            --------------
                                                                                                               102,674,562
                                                                                                            --------------

Capital Goods (3.05%)
  550,000 Dover Corp. @ 50 1/4                                                                                  27,637,500
           Manufactures a variety of specialized
           industrial products
           Earnings P/S          $ .83, 1.11, 1.14, 1.28, 1.12, 1.08, 1.32, 1.66, 2.34, 3.33        16.7%
           Dividends P/S         $ .26, .31, .35, .38, .41, .43, .45, .49, .56, .64                 10.5%
           Price/Earnings Ratio                                                              14.8
  550,000 Pall Corp. @ 25 1/2                                                                                   14,025,000
           Manufactures filtration and separation
           devices
           Earnings P/S          $ .50, .50, .50, .58, .68, .81, .69, .88, 1.08, 1.23               10.5%
           Dividends P/S         $ .11, .13, .16, .19, .22, .27, .32, .37, .42, .49                 18.1%
           Price/Earnings Ratio                                                              20.8
  470,000 Pentair, Inc. @ 32 1/4                                                                                15,157,500
           Manufactures enclosures for electrical,
           electronic, woodworking and power
           tool equipment
           Earnings P/S          $ .65, 1.12, .95, .80, 1.01, 1.06, 1.19, 1.20, 1.40, 1.72          11.4%
           Dividends P/S         $ .21, .22, .27, .29, .31, .33, .34, .36, .40, .50                 10.1%
           Price/Earnings Ratio                                                              17.1
                                                                                                            --------------
                                                                                                                56,820,000
                                                                                                            --------------

Chemicals (5.64%)
  190,300 Air Products & Chemicals, Inc. @ 69 1/8                                                               13,154,487
           Producer of industrial and specialty
           chemicals and gases
           Earnings P/S          $ .04, 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29, 3.73        14.0%
           Dividends P/S         $ .45, .55, .63, .69, .75, .83, .89, .95, 1.01, 1.07               10.1%
           Price/Earnings Ratio                                                              18.6
  425,000 E.I. du Pont de Nemours and Co. @ 94 3/8                                                              40,109,375
           Nation's largest chemical manufacturer
           Earnings P/S          $ 2.46, 3.03, 3.53, 3.40, 3.13, 1.32, .23, 3.40, 5.43, 6.08        10.6%
           Dividends P/S         $ 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76, 1.82, 2.03, 2.23        8.2%
           Price/Earnings Ratio                                                              16.7
  175,000 PPG Inds., Inc. @ 56 1/8                                                                               9,821,875
           Manufacturer of specialty chemicals,
           coatings and resins
           Earnings P/S          $ 1.60, 2.13, 2.09, 2.22, 1.29, 1.33, 1.46, 1.97, 3.69, 3.96       10.6%
           Dividends P/S         $ .56, .64, .74, .82, .86, .94, 1.04, 1.12, 1.18, 1.26              9.4%
           Price/Earnings Ratio                                                              13.5
  621,250 RPM, Inc. @ 17                                                                                        10,561,250
           Manufacturer of specialty chemicals and
           coatings to waterproof and rustproof structures
           Earnings P/S          $ .38, .45, .42, .43, .45, .54, .58, .80, .86, .96                 10.9%
           Dividends P/S         $.21, .25, .27, .30, .34, .37, .39, .42, .46, .49                   9.9%
           Price/Earnings Ratio                                                              18.2
  505,000 Sigma-Aldrich Corp. @ 62 7/16                                                                         31,530,938
           Manufacturer of biochemical and organic
           products used for research and diagnostics
           Earnings P/S          $ .425, .575, .65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44           14.5%
           Dividends P/S         $ .075, .085, .095, .10, .115, .13, .15, .17, .19, .2275           13.1%
           Price/Earnings Ratio                                                              20.6
                                                                                                            --------------
                                                                                                               105,177,925
                                                                                                            --------------

Commercial Services (1.58%)
  905,800 Sysco Corp. @ 32 5/8                                                                                  29,551,725
                                                                                                            --------------
           Largest distributor of food service products
           Earnings P/S          $ .45, .60, .73, .76, .86, .95, 1.10, 1.24, 1.42, 1.57             14.9%
           Dividends P/S         $ .07, .08, .09, .10, .14, .22, .28, .36, .44, .52                 25.0%
           Price/Earnings Ratio                                                              20.6

Computer & Office Equipment (4.15%)
  790,000 Alco Standard Corp. @ 51 5/8                                                                          40,783,750
           Distributor of office and paper products
           Earnings P/S          $ .84, 1.15, 1.96, .91, .98, 1.11, (.025), .56, 1.82, 1.13          3.4%
           Dividends P/S         $ .26, .28, .31, .34, .36, .37, .39, .41, .43, .45                  6.3%
           Price/Earnings Ratio                                                              36.1
  350,000 Hewlett-Packard Co. @ 50 1/4                                                                          17,587,500
           Manufactures and services electronic
           measurement, analysis and computation
           instruments
           Earnings P/S          $ 1.25, 1.68, 1.76, .77, .76, .87, 1.16, 1.54, 2.32, 2.46           7.8%
           Dividends P/S         $ .06, .07, .10, .11, .13, .20, .24, .29, .38, .46                 25.4%
           Price/Earnings Ratio                                                              21.6
  350,000 Pitney Bowes, Inc. @ 54 1/2                                                                           19,075,000
           Manufactures office automation equipment
           Earnings P/S          $ 1.27, 1.54, 1.19, 1.34, 1.77, 1.87, 1.89, 2.23, 2.55, 3.01       10.1%
           Dividends P/S         $ .38, .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38              15.4%
           Price/Earnings Ratio                                                              18.4
                                                                                                            --------------
                                                                                                                77,446,250
                                                                                                            --------------

Consumer Durables (5.14%)
  200,000 Illinois Tool Works, Inc. @ 79 7/8                                                                    15,975,000
           Manufactures construction fasteners and
           packaging systems
           Earnings P/S          $ 1.03, 1.33, 1.53, 1.68, 1.63, 1.68, 1.78, 2.22, 3.17, 3.75       15.4%
           Dividends P/S         $ .20, .22, .27, .33, .40, .45, .49, .54, .62, .70                 14.9%
           Price/Earnings Ratio                                                              21.3
  745,000 Leggett & Platt, Inc. @ 34 5/8                                                                        25,795,625
           Produces intermediate products for the
           home furnishings industry
           Earnings P/S          $ .278, .273, .323, .66, .33, .76, .97, 1.30, 1.56, 1.60           21.5%
           Dividends P/S         $ .14, .16, .185, .21, .215, .23, .27, .31, .38, .46               14.1%
           Price/Earnings Ratio                                                              20.4
  600,000 Masco Corp. @ 36                                                                                      21,600,000
           Manufactures buildings, home improvement
           and consumer products
           Earnings P/S          $ 1.65, 2.10, 1.42, .91, .27, .73, 1.36, 1.57, 1.09, 1.38       NMF
           Dividends P/S         $ .38, .44, .50, .54, .57, .61, .65, .69, .73, .77                  8.2%
           Price/Earnings Ratio                                                              25.4
  400,000 Nucor Corp. @ 51                                                                                      20,400,000
           Manufactures steel and steel products
           Earnings P/S          $ .60, .84, .68, .88, .74, .88, 1.29, 2.13, 3.18, 2.74             18.4%
           Dividends P/S         $ .09, .10, .11, .12, .13, .14, .16, .18, 28, .32                  15.1%
           Price/Earnings Ratio                                                              19.8
  670,000 Worthington Industries, Inc. @ 18 1/8                                                                 12,143,750
           Manufactures metal and plastic products
           Earnings P/S          $ .61, .70, .61, .64, .52, .68, .86, 1.10, 1.23, .93                4.8%
           Dividends P/S         $ .17, .19, .23, .26, .28, .32, .34, .39, .43, .47                 20.8%
           Price/Earnings Ratio                                                              20.7
                                                                                                            --------------
                                                                                                                95,914,375
                                                                                                            --------------

Consumer Non-Durables (9.25%)
  800,000 Archer-Daniel Midland Co. @ 22                                                                        17,600,000
           Processes and merchandises
           agricultural products
           Earnings P/S          $ .62, .75, .85, .75, .78, .79, .80, 1.00, 1.43, .98                5.2%
           Dividends P/S         $ .028, .029, .034, .048, .05, .053, .056, .066, .116, .193        23.9%
           Price/Earnings Ratio                                                              22.8
  300,000 ConAgra, Inc. @ 49 3/4                                                                                14,925,000
           Leader in frozen & processed foods, and
           distributes agricultural supplies
           Earnings P/S          $ .85, 1.08, 1.25, 1.33, 1.45, 1.55, 1.62, 1.92, 2.20, .95          1.2%
           Dividends P/S         $ .27, .31, .36, .42, .48, .56, .65, .75, .86, .99                 15.5%
           Price/Earnings Ratio                                                              52.2
  430,000 CPC International, Inc. @ 77 1/2                                                                      33,325,000
           Major international food processor
           Earnings P/S          $ 2.17, 1.84, 2.11, 2.42, 2.56, 2.73, 2.90, 2.17, 3.54, 3.65        6.0%
           Dividends P/S         $ .65, .76, .88, 1.00, 1.10, 1.20, 1.28, 1.38, 1.48, 1.58          10.4%
           Price/Earnings Ratio                                                              21.3
  300,000 Kimberly-Clark Corp. @ 95 1/4                                                                         28,575,000
           Leading producer of consumer and
           personal care products
           Earnings P/S          $ 1.87, 2.36, 2.63, 2.70, 3.01, 3.37, 1.95, 3.55, 3.79, .74          NMF
           Dividends P/S         $ .70, .78, 1.26, 1.32, 1.48, 1.59, 1.67, 1.71, 1.76, 1.84         11.3%
           Price/Earnings Ratio                                                              17.2
  750,000 PepsiCo, Inc. @ 29 1/4                                                                                21,937,500
           Second largest soft drink company
           Earnings P/S          $ .38, .49, .57, .68, .68, .82, .87, 1.07, 1.21, .80                8.6%
           Dividends P/S         $ .11, .14, .16, .19, .23, .26, .31, .35, .39, .45                 16.9%
           Price/Earnings Ratio                                                              36.1
  350,000 Procter & Gamble Co. (The) @ 107 1/2                                                                  37,625,000
           Leading producer of household
           consumer products
           Earnings P/S          $ .46, 1.48, 1.74, 2.25, 2.23, 2.43, 2.43, .63, 2.07, 3.86, 4.41   28.6%
           Dividends P/S         $ .68, .70, .83, .93, 1.00, 1.08, 1.17, 1.32, 1.50, 1.70           10.7%
           Price/Earnings Ratio                                                              24.6
  500,000 Sara Lee Corp. @ 37 1/4                                                                               18,625,000
           Manufacturer of brand name packaged food
           and consumer products
           Earnings P/S          $ .71, .88, .95, .98, 1.41, 1.28, 1.43, .46, 1.66, 1.87            11.4%
           Dividends P/S         $ .25, .30, .36, .42, .47, .50, .58, .64, .68, .76                 13.2%
           Price/Earnings Ratio                                                              20.1
                                                                                                            --------------
                                                                                                               172,612,500
                                                                                                            --------------

Diversified Operations (0.93%)
  670,000 Federal Signal Corp. @ 25 7/8                                                                         17,336,250
                                                                                                            --------------
           Manufactures fire trucks and street sweepers,
           as well as public safety, signaling
           and communications equipment
           Earnings P/S          $ .32, .41, .50, .66, .65, .73, .74, .97, 1.18, 1.22               16.0%
           Dividends P/S         $ .15, .16, .19, .22, .27, .32, .36, .42, .50, .58                 16.2%
           Price/Earnings Ratio                                                              20.7

Electrical Equipment (10.35%)
  500,000 AMP, Inc. @ 38 3/8                                                                                    19,187,500
           World's largest manufacturer of electrical/
           electronic connectors
           Earnings P/S          $ 1.16, 1.48, 1.32, 1.35, 1.24, 1.26, 1.41, 1.59, 1.91, 2.01        6.3%
           Dividends P/S         $ .43, .50, .60, .68, .72, .76, .80, .84, .92, 1.00                 9.8%
           Price/Earnings Ratio                                                              19.9
  525,000 Emerson Electric Co. @ 96 3/4                                                                         50,793,750
           Produces and sells electrical/electronic
           products and systems
           Earnings P/S          $ 2.00, 2.31, 2.63, 2.75, 2.83, 2.96, 3.15, 4.04, 4.16, 4.55        9.6%
           Dividends P/S         $ .98, 1.03, 1.16, 1.28, 1.34, 1.40, 1.47, 1.60, 1.84, 2.01         8.3%
           Price/Earnings Ratio                                                              22.1
  900,000 General Electric Co. @ 98 7/8                                                                         88,987,500
           Dominant force in home appliances, electrical
           power, and financial services
           Earnings P/S          $ 1.60, 1.88, 2.18, 2.43, 2.54, 2.54, 2.33, 3.31, 3.78, 4.26       11.5%
           Dividends P/S         $ .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44, 1.64, 1.84           12.3%
           Price/Earnings Ratio                                                              23.4
  425,000 W.W. Grainger, Inc. @ 80 1/4                                                                          34,106,250
           Leading distributor of electrical equipment
           Earnings P/S          $ 1.48, 1.57, 1.96, 2.19, 2.36, 2.55, 2.76, 3.28, 2.67, 3.95       11.5%
           Dividends P/S         $ .39, .43, .50, .57, .61, .65, .71, .78, .89, .98                 10.8%
           Price/Earnings Ratio                                                              20.4
                                                                                                            --------------
                                                                                                               193,075,000
                                                                                                            --------------

Energy (2.35%)
  250,000 Exxon Corp. @ 98                                                                                      24,500,000
           Major factor in the crude oil, natural gas
           and chemical industry
           Earnings P/S          $ 3.43, 4.01, 3.43, 3.10, 4.79, 3.59, 4.13, 3.74, 5.36, 5.37        5.1%
           Dividends P/S         $ 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88, 2.91, 3.00, 3.12        5.7%
           Price/Earnings Ratio                                                              18.5
  525,600 Questar Corp. @ 36 3/4                                                                                19,315,800
           Diversified holding company for Utah, Wyoming
           and Colorado natural gas transmission,
           distribution and storage
           Earnings P/S          $ .67, .64, 1.27, 1.46, 1.69, 1.59, 2.24, 1.97, 1.19, 2.29         14.6%
           Dividends P/S         $ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19            3.0%
           Price/Earnings Ratio                                                              16.7
                                                                                                            --------------
                                                                                                                43,815,800
                                                                                                            --------------

Healthcare (9.46%)
  500,000 Abbott Laboratories @ 50 3/4                                                                          25,375,000
           Major pharmaceutical and healthcare firm
           Earnings P/S          $ .70, .84, .97, 1.11, 1.23, 1.42, 1.63, 1.82, 2.06, 2.34          14.4%
           Dividends P/S         $ .24, .29, .34, .40, .48, .58, .66, .74, .82, .93                 16.2%
           Price/Earnings Ratio                                                              22.1
  250,000 American Home Products Corp. @ 58 5/8                                                                 14,656,250
           Leading manufacturer of ethical
           pharmaceuticals
           Earnings P/S          $ (1.32), 1.61, 1.77, 3.03, 2.05, 1.85, 2.33, 2.45, 3.25, 2.30       NMF
           Dividends P/S         $ .84, .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51, 1.57           7.2%
           Price/Earnings Ratio                                                              26.1
  350,000 Eli Lilly & Co. @ 73                                                                                  25,550,000
           Major producer of prescription and
           non-prescription drugs, health products
           Earnings P/S          $ 1.11, 1.34, 1.60, 1.95, 2.18, 1.41, 2.26, .70, 2.19, 2.67        10.2%
           Dividends P/S         $ .50, .57, .67, .82, 1.00, 1.10, 1.21, 1.25, 1.31, 1.37           11.9%
           Price/Earnings Ratio                                                              28.0
  826,000 Johnson & Johnson @ 49 3/4                                                                            41,093,500
           Major producer of prescription and
           non-prescription drugs, toiletries, medical
           instruments and supplies
           Earnings P/S          $ .59, .71, .80, .86, 1.07, 1.20, 1.35, 1.53, 1.80, 2.12           15.3%
           Dividends P/S         $ .20, .24, .28, .33, .39, .45, .51, .57, .64, .74                 15.7%
           Price/Earnings Ratio                                                              24.2
  250,000 Medtronic, Inc. @ 68                                                                                  17,000,000
           Leading manufacturer of medical devices
           and instruments
           Earnings P/S          $ .79, .92, 1.01, .51, .63, .81, .92, 1.13, 1.55, 2.08             11.4%
           Dividends P/S         $ .06, .07, .09, .10, .12, .14, .17, .21, .26, .32                 20.4%
           Price/Earnings Ratio                                                              33.5
  300,000 Merck & Co., Inc. @ 79 1/4                                                                            23,775,000
           World's largest ethical drug manufacturer
           Earnings P/S          $ .74, 1.02, 1.26, 1.52, 1.75, 2.05, 1.84, 2.33, 2.61, 3.03        17.0%
           Dividends P/S         $ .27, .43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42             20.3%
           Price/Earnings Ratio                                                              27.1
  350,000 Pfizer, Inc. @ 82 7/8                                                                                 29,006,250
           Leading ethical pharmaceutical producer
           Earnings P/S          $ 1.02, 1.18, 1.01, 1.19, 1.30, 1.21, .99, 2.00, 2.35, 2.86        12.1%
           Dividends P/S         $ .45, .50, .55, .60, .66, .74, .84, .94, 1.04, 1.20               11.5%
           Price/Earnings Ratio                                                              29.0
                                                                                                            --------------
                                                                                                               176,456,000
                                                                                                            --------------

Information Processing (1.61%)
  700,000 Automatic Data Processing, Inc. @ 42 7/8                                                              30,012,500
                                                                                                            --------------
           Largest independent computing services
           firm in the U.S.
           Earnings P/S          $ .54, .62, .72, .74, .83, .94, 1.07, 1.22, 1.43, 1.61             12.9%
           Dividends P/S         $ .11, .13, .15, .17, .20, .23, .26, .29, .35, .42                 16.1%
           Price/Earnings Ratio                                                              27.1

Insurance (5.20%)
  525,000 AFLAC Corp. @ 42 3/4                                                                                  22,443,750
           Global specialty insurer
           Earnings P/S          $ .62, .72, .53, .77, .92, 1.15, 1.44, 1.81, 2.28, 2.37            16.1%
           Dividends P/S         $ .12, .13, .15, .18, .20, .23, .26, .30, .34, .39                 14.0%
           Price/Earnings Ratio                                                              18.2
  250,000 American International Group @ 108 1/4                                                                27,062,500
           Broadly based property-casualty
           insurance organization
           Earnings P/S          $ 3.92, 4.42, 4.61, 4.86, 3.20, 3.28, 3.92, 4.43, 5.10, 5.94        4.7%
           Dividends P/S         $ .09, .13, .16, .18, .21, .24, .26, .29, .32, .37                 17.0%
           Price/Earnings Ratio                                                              18.5
  175,000 General RE Corp. @ 157 3/4                                                                            27,606,250
           Broadly based reinsurance organization
           Earnings P/S          $ 5.04, 5.04, 6.52, 6.89, 7.12, 7.20, 7.88, 7.56, 9.58, 10.73       8.8%
           Dividends P/S         $ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04        8.2%
           Price/Earnings Ratio                                                              14.3
  344,800 Reliastar Financial Corp. @ 57 3/4                                                                    19,912,200
           Financial services company engaged in life/
           health insurance and consumer finance
           Earnings P/S          $ 1.86, 1.58, 2.07, 1.99, 1.71, 1.92, 2.44, 3.05, 4.15, 4.86       11.3%
           Dividends P/S         $ .47, .57, .59, .65, .69, .73, .79, .88, .98, 1.09                 9.8%
           Price/Earnings Ratio                                                              11.5
                                                                                                            --------------
                                                                                                                97,024,700
                                                                                                            --------------

Media and Information Services (4.43%)
  600,000 Electronic Data Systems Corp. @ 43 1/4                                                                25,950,000
           Provides information technology services to
           companies worldwide
           Earnings P/S          $ .66, .79, .91, 1.04, 1.10, 1.29, 1.46, 1.64, 1.89, .89            3.4%
           Dividends P/S         $ .13, .17, .24, .28, .32, .36, .40, .48, .52, .60                 18.5%
           Price/Earnings Ratio                                                              53.0

  450,000 Gannett Co., Inc. @ 74 7/8                                                                            33,693,750
           Publishes 81 daily/50 nondaily newspapers,
           operates 10 TV, 8 FM and 7 AM stations
           Earnings P/S          $ 1.98, 2.26, 2.47, 2.36, 2.08, 2.26, 2.64, 3.06, 3.34, 3.64        7.0%
           Dividends P/S         $ .94, 1.02, 1.11, 1.21, 1.24, 1.26, 1.30, 1.34, 1.38, 1.42         4.7%
           Price/Earnings Ratio                                                              19.7
  500,000 McGraw-Hill Companies, Inc. @ 46 1/8                                                                  23,062,500
           Provides informational products and services
           for business and industry
           Earnings P/S          $ 1.64, 1.92, .91, 1.77, 1.58, 1.58, .12, 2.00, 2.24, 2.43          4.5%
           Dividends P/S         $ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32          5.2%
           Price/Earnings Ratio                                                              19.2
                                                                                                            --------------
                                                                                                                82,706,250
                                                                                                            --------------

Packaging (2.36%)
  650,000 Bemis Company, Inc. @ 36 7/8                                                                          23,968,750
           Producer of a broad range of flexible
           packaging and equipment and pressure
           sensitive materials
           Earnings P/S          $ .59, .74, .90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84             13.5%
           Dividends P/S         $.18, .22, .30, .36, .42, .46, .50, .54, .64, .72                  16.7%
           Price/Earnings Ratio                                                                20
  775,000 Sonoco Products Corp. @ 25 7/8                                                                        20,053,125
           Leading manufacturer of containers,
           paper products and packaging
           Earnings P/S          $ .77, 1.10, 1.18, .52, 1.07, 1.13, .99, 1.24, 1.65, 1.81          10.0%
           Dividends P/S         $.21, .30, .39, .43, .44, .48, .50, .53, .59, .65                  13.4%
           Price/Earnings Ratio                                                              14.7
                                                                                                            --------------
                                                                                                                44,021,875
                                                                                                            --------------
Retail (2.88%)
  125,000 May Dept. Stores Co. (The) @ 46 3/4                                                                    5,843,750
           Operates 318 department stores
           and 3,295 shoe stores
           Earnings P/S          $ 1.45, 1.82, 1.76, 1.80, 2.01, 2.15, 2.60, 2.91, 2.73, 2.73        7.3%
           Dividends P/S         $ .50, .56, .63, .70, .73, .75, .81, .91, 1.01, 1.13                9.5%
           Price/Earnings Ratio                                                              16.4
  811,400 Pep Boys - Manny, Moe & Jack (The) @ 30 3/4                                                           24,950,550
           Retailer of automotive parts and accessories
           Earnings P/S          $ .62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33, 1.57             10.9%
           Dividends P/S         $ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21                 11.3%
           Price/Earnings Ratio                                                              18.3
1,000,000  Wal-Mart Stores, Inc. @ 22 7/8                                                                        22,875,000
           Operates chain of discount department stores
           Earnings P/S          $ .28, .37, .48, .55, .64, .80, .97, 1.11, 1.24, 1.27              18.3%
           Dividends P/S         $ .03, .04, .06, .07, .09, .11, .13, .17, .20, .21                 24.1%
           Price/Earnings Ratio                                                              18.8
                                                                                                            --------------
                                                                                                                53,669,300
                                                                                                            --------------

Telecommunications (2.73%)
  400,000 Century Telephone Enterprise, Inc. @ 30 7/8                                                           12,350,000
           Louisiana based telecommunications company
           Earnings P/S          $ .60, .58, .51, .67, .63, .72, 1.09, 1.39, 1.59, 2.12, 2.15       15.2%
           Dividends P/S         $ .253, .264, .272, .280, .287, .293, .310, .320, .330, .360        9.0%
           Price/Earnings Ratio                                                              14.2
  792,700 Frontier Corp. @ 22 5/8                                                                               17,934,838
           Fifth largest long distance
           telephone company
           Earnings P/S          $ .93, 1.06, .99, .96, 1.14, 1.01, 1.15, 1.44, .89, 1.87            8.1%
           Dividends P/S         $ .66, .68, .71, .73, .75, .77, .79, .81, .83, .85                  2.9%
           Price/Earnings Ratio                                                              12.1
  400,000 SBC Communications, Inc. @ 51 3/4                                                                     20,700,000
           Provides telephone service throughout the
           United States and internationally
           Earnings P/S          $ 1.74, 1.76, 1.82, 1.84, 1.85, 2.11, 2.34, 2.67, 2.96, 3.40        7.7%
           Dividends P/S         $ 1.14, 1.22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70        4.5%
           Price/Earnings Ratio                                                              14.7
                                                                                                            --------------
                                                                                                                50,984,838
                                                                                                            --------------

Tobacco (1.81%)
  300,000 Philip Morris Cos., Inc. @ 112 5/8                                                                    33,787,500
                                                                                                            --------------
           Global tobacco, brewing and food company
           Earnings P/S          $ 1.94, 2.22, 3.18, 3.83, 4.36, 4.95, 5.01, 4.56, 6.25, 7.40       16.0%
           Dividends P/S         $ .79, 1.01, 1.25, 1.55, 1.91, 2.35, 2.60, 3.03, 3.65, 4.40        21.0%
           Price/Earnings Ratio                                                              15.3

Transportation (0.57%)
  250,000 CSX Corp. @ 42 1/4                                                                                    10,562,500
                                                                                                            --------------
           International transportation company with
           interests in rail and ocean container shipping
           Earnings P/S          $ 2.78, (.30), 4.11, 3.62, 2.05, (2.38), 1.74, 2.70, 2.77, 4.15     4.6%
           Dividends P/S         $ .59, .62, .64, .70, .72, .76, .79, .88, .92, 1.04                 6.5%
           Price/Earnings Ratio                                                              10.1

Utilities (1.42%)
  400,000 National Fuel Gas Co. @ 41 1/4                                                                        16,500,000
           Integrated natural gas system serving N.Y.,
           PA. and Ohio
           Earnings P/S          $ 1.49, 1.65, 1.93, 1.83, 1.68, 1.94, 2.21, 2.23, 2.03, 2.79        7.2%
           Dividends P/S         $ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67        3.8%
           Price/Earnings Ratio                                                              15.1
  260,000 Union Electric Co. @ 38 1/2                                                                           10,010,000
           Largest electric utility in Missouri
           Earnings P/S          $ 2.91, 2.56, 2.91, 2.74, 3.03, 2.61, 3.09, 2.87, 2.86, 2.97        0.2%
           Dividends P/S         $ 1.92, 1.94, 2.02, 2.10, 2.18, 2.26, 2.34, 2.40, 2.46, 2.51        3.0%
           Price/Earnings Ratio                                                              13.1
                                                                                                            --------------
                                                                                                                26,510,000
                                                                                                            --------------
                                                                             TOTAL COMMON STOCKS
                                                                           (Cost $1,142,653,405)             1,557,759,850
                                                                                                            --------------

PREFERRED STOCKS (0.58%)
  125,000 Enron Corp. ACES,
           Conv Pfd 6.25% @ 24                                                                                   3,000,000
  250,000 Salomon, Inc., Ser FSA,
           Conv Pfd 7.625% @ 30 7/8                                                                              7,718,750
                                                                                                            --------------

                                                                          TOTAL PREFERRED STOCKS
                                                                               (Cost $9,375,000)                10,718,750
                                                                                                            --------------

PAR VALUE
(000's
OMITTED)
------------
CORPORATE BONDS (3.16%)
   $3,500  Arkla Power, Inc., Deb 10.00%,
           11-15-19 @ 111.396                                                                                    3,898,860
    4,000  BankAmerica Corp., Sub Note
           8.125%, 02-01-02 @ 105.808                                                                            4,232,320
    1,000  BankAmerica Corp., Sub Note
           8.95%, 11-15-04 @ 106.091                                                                             1,060,910
    5,000  Cablevision Systems Corp., Sr Sub
           Deb 10.75%, 04-01-04 @ 104.00                                                                         5,200,000
    7,385  Century Communications, Inc.,
           Deb. 11.875%, 10-15-03 @ 106.00                                                                       7,828,100
    5,000  Comcast Corp., Sr Sub Deb 10.25%,
           10-15-01 @ 107.50                                                                                     5,375,000
    3,000  First Union Corp., Sub Note 8.00%,
           08-15-09 @ 103.302                                                                                    3,099,060
    5,000  Georgia-Pacific Corp., Deb 9.50%,
           02-15-18 @ 104.608                                                                                    5,230,400
    5,000  GTE North Inc., Telephone Facility
           Lease Bonds, 9.60%, 01-01-21
           @ 112.170                                                                                             5,608,500
    3,000  Long Island Lighting Co., Gen Ref Mort,
           9.625%, 07-01-24 @ 106.351                                                                            3,190,530
    2,250  Long Island Lighting Co., Gen Ref Mort,
           9.75%, 05-01-21 @ 106.788                                                                             2,402,730
    2,000  NCNB Corp, Deb 9.125%, 10-15-01
           @ 109.884                                                                                             2,197,680
    4,000  Owen-Illinois, Inc., Sr Sub Note 10.00%,
           08-01-02 @ 104.50                                                                                     4,180,000
    5,500  Viacom, Inc., Sr Sub Note 7.75%,
           06-01-05 @ 98.467                                                                                     5,415,685
                                                                                                            --------------
                                                                           TOTAL CORPORATE BONDS
                                                                              (Cost $57,807,224)                58,919,775
                                                                                                            --------------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (6.04%)
   $9,768  Federal Home Loan Mort.
           Corp. Sr Sub 7.50%, 07-01-26
           @ 101.375                                                                                             9,902,323
    5,000  Federal Home Loan Mort. Corp.
           Sr Sub 8.00%, 12-15-08 @ 102.593                                                                      5,129,650
   10,000  Federal National Mort. Assn.
           Sr Sub 6.18%, 12-10-01 @ 98.547                                                                       9,854,700
    9,633  Federal National Mort. Assn.
           Sr Sub 6.50%, 04-01-11 @ 98.156                                                                       9,455,225
    6,782  Federal National Mort. Assn.
           Sr Sub 7.00%, 07-01-11 @ 99.875                                                                       6,773,334
    4,991  Government National Mort. Assn.,
           8.00% 08-15-24 @ 102.187                                                                              5,100,430
    4,931  Government National Mort. Assn.,
           7.5% 07-15-26 @ 100.031                                                                               4,932,860
    4,947  Government National Mort. Assn.,
           7.5% 11-15-26 @100.031                                                                                4,948,185
   20,000  United States Treasury, Note 7.75%,
           12-31-99 @ 104.594                                                                                   20,918,800
   22,800  United States Treasury, Bond 10.75%,
           08-15-05 @ 128.297                                                                                   29,251,716
    4,000  United States Treasury, Note 6.50%,
           10-15-06 @ 100.547                                                                                    4,021,880
    2,000  United States Treasury, Bond 8.125%,
           08-15-19 @ 115.5625                                                                                   2,311,250
                                                                                                            --------------
                                                                  TOTAL UNITED STATES GOVERNMENT
                                                                        AND AGENCIES OBLIGATIONS
                                                                             (Cost $111,992,237)               112,600,353
                                                                                                            --------------

SHORT-TERM INVESTMENTS (6.91%)
  $68,123  Joint Repurchase Agreement (3.65%)
           Investment in a joint repurchase
           agreement transaction with
           Lehman Brothers, Inc. -
           Dated 12-31-96,
           Due 01-02-97 (secured by
           U.S. Treasury Bonds,
           7.25% thru 12.50%
           due 08-15-14 thru
           08-15-22) - Note A                                                                        6.70%     $68,123,000
                                                                                                            --------------

Short-Term Notes (3.21%)
   20,000  Federal Home Loan Mort. Corp. Disc.
                                 Note 5.50%, 01-14-97                                                           19,960,278
   39,957  Federal Home Loan Mort.
           Corp. Disc. Note 5.525%, 01-17-97                                                                    39,859,067
                                                                                                            --------------
                                                                          TOTAL SHORT-TERM NOTES                59,819,345
                                                                                                            --------------
Corporate Savings Account (0.05%)
Investors Bank & Trust
Company Daily Interest
Savings Account Current
Rate 4.75%                                                                                                       1,024,655
                                                                                                            --------------
                                                                    TOTAL SHORT-TERM INVESTMENTS   (6.91%)     128,967,000
                                                                                                 --------   --------------
                                                                               TOTAL INVESTMENTS (100.19%)  $1,868,965,728
                                                                                                 ========   ==============

NMF No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

John Hancock Funds - Sovereign Investors Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust, (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Balanced Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent, and distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and
(d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000. The Adviser has entered into a sub advisory agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $3,840,458. Out of this amount, $604,382 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,509,424 was paid as sales commissions to unrelated broker-dealers and $1,726,652 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and until November 29, 1996, was the sole indirect shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1996 contingent deferred sales charges paid to JH Funds amounted to $692,899.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 was paid at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investment to cover the deferred compensation had unrealized appreciation of $7,293.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $612,489,945 and $643,516,067, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated
$ 338,371,359 and $268,080,191, respectively. The cost of investments owned at December 31, 1996 (excluding the corporate savings account), for Federal income tax purposes was $1,450,409,355. Gross unrealized appreciation and depreciation of investments aggregated $428,761,146 and $11,229,428, respectively, resulting in net unrealized appreciation of $417,531,718.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Sovereign Investors Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Investors Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of John Hancock Sovereign Investors Fund for the year ended December 31, 1992 were audited by other auditors whose report dated February 3, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund portfolio of John Hancock Investment Trust at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                            /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax Purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1996.

The Fund designated a distribution to shareholders of $87,931,210 as long-term capital gain dividends. Shareholders were mailed a 1996 U.S. Treasury Department form 1099-DIV in January 1997 representing their proportionate share.

U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills and notes was 3.01% at year end. The percentage of income derived from U.S. Treasury bonds, bills and notes was 7.89%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 6.11% at year end. The percentage of income derived from these types of investments was 2.02%. For specific information on exemption provisions in your state, consult your local tax office or your tax adviser.

With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1996, 59.86% qualify for the dividends received deduction.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.


SHAREHOLDER MEETING (UNAUDITED)

On July 2, 1996, a special meeting of John Hancock Sovereign Investors Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 44,708,064 FOR, 944,047 AGAINST and 3,731,703 ABSTAINING.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                  FOR                       WITHHELD
----------------             ----------                   ----------
Edward J. Boudreau, Jr.      60,422,606                   1,239,940
Thomas W.L. Cameron          60,431,912                   1,230,635
James F. Carlin              60,452,947                   1,209,600
William H. Cunningham        60,391,144                   1,271,403
Charles F. Fretz             60,451,947                   1,210,600
Harold R. Hiser, Jr.         60,384,081                   1,278,466
Anne C. Hodsdon              60,447,511                   1,215,036
Charles L. Ladner            60,450,752                   1,211,795
Leo E. Linbeck, Jr.          60,370,571                   1,291,976
Patricia P. McCarter         60,439,937                   1,222,609
Steven R. Pruchansky         60,453,752                   1,208,795
Richard S. Scipione          60,444,183                   1,218,364
Norman H. Smith              60,454,628                   1,207,919
John P. Toolan               60,384,745                   1,277,802

Historical Data (Unaudited)
The table below shows the record of the Fund during the past periods.
---------------------------------------------------------------------

CLASS A                                   PER SHARE
YEAR                       -------------------------------------------
ENDED        SHARES         DIVIDENDS      NET ASSET     CAPITAL GAINS
DEC. 31    OUTSTANDING     FROM INCOME      VALUE        DISTRIBUTION
-------   ------------     ------------   ---------     -------------
1985        2,105,220         $.53         $11.31          $.44
1986        2,807,182          .55          12.36           .87
1987        3,701,248          .58          10.96           .90
1988        4,099,131          .60          11.19           .38
1989        5,274,426          .61          12.60           .58
1990        6,991,411          .59          11.94           .60
1991       13,560,178          .53          14.31           .67
1992       59,053,529          .45          14.78           .09
1993       83,332,510          .42          15.10           .09
1994       76,585,860          .46          14.24           .11
1995       71,652,920          .40          17.87           .08
1996       73,390,083          .36          19.48          1.16

CLASS B                                   PER SHARE
YEAR                        -------------------------------------------
ENDED       SHARES          DIVIDENDS      NET ASSET      CAPITAL GAINS
DEC. 31   OUTSTANDING      FROM INCOME      VALUE         DISTRIBUTION
-------   ------------     ------------   ---------     -------------
1994        8,996,738         $.36         $14.24          $.11
1995       14,432,679          .28          17.86           .08
1996       20,888,201          .22          19.46          1.16

CLASS C                                   PER SHARE
YEAR                        -------------------------------------------
ENDED       SHARES          DIVIDENDS      NET ASSET      CAPITAL GAINS
DEC. 31   OUTSTANDING      FROM INCOME      VALUE         DISTRIBUTION
-------   ------------     ------------   ---------     -------------
1993          674,320         $.34         $15.11          $.09
1994        1,062,699          .51          14.24           .11
1995        1,116,297          .46          17.87           .08
1996        1,510,614          .43          19.48          1.16


Dividend Increases (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of December 31, 1996
-------------------------------------------------------------------

                                                          PERCENT OF
COMPANY                                               DIVIDEND INCREASE
--------                                             -------------------
Abbott Laboratories                                         14.3%
AFLAC Corp.                                                 15.3
Air Products & Chemicals, Inc.                               5.8
Alco Standard Corp.                                          7.7
American Home Products Corp.                                 6.5
American International Group                                17.6
AMP, Inc.                                                    8.7
Archer-Daniel Midland Co.                                    5.0
Automatic Data Processing, Inc.                             15.0
BankOne Corp.                                               10.0
Bemis Company, Inc.                                         12.5
Century Telephone Enterprise, Inc.                           9.1
ConAgra, Inc.                                               14.7
CoreStates Financial Corp.                                  11.9
CPC International, Inc.                                      7.9
CSX Corp.                                                   18.2
Dover Corp.                                                 13.3
E I DuPont De Nemours & Co.                                  9.6
Electronic Data Systems Corp.                               15.4
Emerson Electric Co.                                        10.2
Exxon Corp.                                                  5.3
Federal Signal Corp.                                        15.5
First Tennessee National Corp.                              13.2
Frontier Corp.                                               2.4
Gannett Co., Inc.                                            2.9
General Electric Co.                                        13.0
General RE Corp.                                             4.1
Hewlett Packard Co.                                         20.0
Illinois Tool Works, Inc.                                   11.8
Interpublic Group, Inc.                                      9.7
Johnson & Johnson                                           15.2
KeyCorp.                                                     5.6
Kimberly-Clark Corp.                                         2.2
Leggett & Platt, Inc.                                        9.1

                                                           PERCENT OF
COMPANY                                                DIVIDEND INCREASE
-------                                                -----------------
Eli Lilly Co.                                                5.1%
Masco Corp.                                                  5.3
May Department Stores Co.                                   12.5
McGraw-Hill Companies, Inc.                                 10.0
Medtronic, Inc.                                             46.2
Merck & Co., Inc.                                           17.6
National Fuel Gas Co.                                        3.7
NationsBank Corp.                                           13.8
Nucor Corp.                                                 14.3
Pall Corp.                                                  16.7
Pentair, Inc.                                                8.0
Pep Boys - Manny, Moe, & Jack (The)                         10.5
PepsiCo, Inc.                                               15.0
Pfizer, Inc.                                                15.4
Philip Morris Cos., Inc.                                    20.0
Pitney Bowes, Inc.                                          15.0
PPG Industries, Inc.                                         6.7
Procter & Gamble Co.                                        12.5
Questar Corp.                                                3.4
Reliastar Financial Corp.                                   12.0
Rockwell International Corp.                                 7.4
RPM, Inc.                                                    8.3
Sara Lee Corp.                                              10.5
Sigma-Aldrich Corp.                                         13.6
Sonoco Products Corp.                                       10.0
SBC Communications, Inc.                                     4.2
Sysco Corp.                                                 15.4
Union Electric Co.                                           1.6
U.S. Bancorp                                                10.7
W.W. Grainger, Inc.                                          8.7
Wal-Mart Stores, Inc.                                        5.0
Worthington Industries, Inc.                                 9.1
                                                          ------
The average dividend increase for this group was            11.0%
                                                          ======
John Hancock Funds - Sovereign Investors Fund

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John Hancock Funds - Sovereign Investors Fund

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John Hancock Funds - Sovereign Investors Fund

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